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                        INSURANCE AND INDEMNITY AGREEMENT


          INSURANCE AND INDEMNITY AGREEMENT dated as of June 14, 1996, among FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-B, a Delaware business trust (the "Trust"), OLYMPIC FIRST GP INC., a Delaware corporation ("First Class GP Certificateholder"), OLYMPIC SECOND GP INC., a Delaware corporation ("Second Class GP Certificateholder" and collectively with First Class GP Certificateholder, the "Class GP Certificateholders"), OLYMPIC RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), and OLYMPIC FINANCIAL LTD., a Minnesota corporation (when referred to individually hereunder, "OFL", when referred to as servicer under the Sale and Servicing Agreement referred to below, the "Servicer").

                             INTRODUCTORY STATEMENTS

          1. The Seller is the owner of the Receivables. The Seller proposes to sell to the Trust all of its right, title and interest in and to the Receivables and certain other property pursuant to the Sale and Servicing Agreement. The Trust will issue Certificates pursuant to the Trust Agreement and Notes pursuant to the Indenture.

          2. Each Certificate will represent a fractional undivided interest in the Trust. Each Note will be secured by the Indenture Property. The Trust has requested that Financial Security issue two financial guaranty insurance policies guarantying respectively certain distributions of interest and principal on the Certificates and the Notes on each Distribution Date (including any such distributions subsequently avoided as a preference under applicable bankruptcy law) upon the terms, and subject to the conditions, provided herein.

          3. OFL and the Seller have previously entered into and may in the future enter into one or more pooling and servicing agreements or sale and servicing agreements with a trust and Seller has previously entered into a Repurchase Agreement dated as of August 1, 1994 among the Seller and Telluride Funding Corp., in each case, pursuant to which the Seller sold or will sell all of its right, title and interest in and to receivables and the other trust property and in connection therewith Financial Security has and may in the future issue additional policies with respect to


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certain guaranteed distributions on the corresponding certificates, the corresponding notes or both.

          4. The parties hereto desire to specify the conditions precedent to the issuance of the Policies by Financial Security, the payment of premium in respect of the Policies, the indemnity and reimbursement to be provided to Financial Security in respect of amounts paid by Financial Security under the Policies or otherwise and certain other matters.

          In consideration of the premises and of the agreements herein contained, Financial Security, the Trust, the Class GP Certificateholders, OFL, individually and as Servicer, and the Seller hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01. DEFINITIONS. All words and phrases defined in the Trust Agreement, the Sale and Servicing Agreement or in the Spread Account Agreement shall have the same meanings in this Agreement. Unless otherwise specified, if a word or phrase defined in the Trust Agreement, the Sale and Servicing Agreement or in the Spread Account Agreement can be applied with respect to one or more Series, such a word or phrase shall be used herein as applied to Series 1996-B. In addition, the following words and phrases shall have the following respective meanings:

          "ACCUMULATED FUNDING DEFICIENCY" shall have the meaning provided in
Section 412 of the Code and Section 302 of ERISA, whether or not waived.

          "AGREEMENT" means this Insurance and Indemnity Agreement, as the same may be amended, modified or supplemented from time to time.

          "AUTHORIZED OFFICER" means, with respect to a corporation, the president, the chief financial officer or any vice president.

          "CERTIFICATES" means the Certificates issued under the Trust
Agreement.

          "CERTIFICATE POLICY" means the financial guaranty insurance policy, including any endorsements thereto, issued by Financial Security with respect to the Certificates, substantially in the form attached as Exhibit B hereto.

          "CODE" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.


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          "COMMISSION" means the Securities and Exchange Commission.

          "COMMONLY CONTROLLED ENTITY" means with respect to the Trust, the Seller or OFL, as the case may be, each entity, whether or not incorporated, which is affiliated with the Trust, the Seller or OFL, as the case may be, pursuant to Section 414(b), (c), (m) or (o) of the Code.

          "DEFAULT" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

          "DEMAND NOTES" means the Series 1993-C Demand Notes, the Series 1993-D Demand Notes, the Series 1994-A Demand Notes, the Series 1994-B Demand Notes, the Series 1995-B Demand Notes, Series 1995-C Demand Notes, the Series 1995-D Demand Notes, the Series 1995-E Demand Notes, the Series 1996-A Demand Notes and the Series 1996-B Demand Notes.

          "ERISA" means the Employee Retirement Income Security Act of 1974, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "EVENT OF DEFAULT" means any event of default specified in Section
5.01 of this Agreement.

          "EXPIRATION DATE" means, with respect to each Policy, the final date of the Term of such Policy, as specified therein.

          "FINANCIAL SECURITY" means Financial Security Assurance Inc., a New York stock insurance company, its successors and assigns.

          "FINANCIAL STATEMENTS" means with respect to OFL the audited consolidated balance sheets as of December 31, 1995, December 31, 1994 and December 31, 1993 and the related audited consolidated statements of income, retained earnings and cash flows for the 12-month periods then ended and the notes thereto and the unaudited balance sheets as of March 31, 1996 and March 31, 1995 and the statements of income, retained earnings and cash flows for the fiscal quarter then ended.

          "FISCAL AGENT" means the Fiscal Agent, if any, designated pursuant to the terms of the Policies.

          "INDENTURE COLLATERAL AGENT" means initially, Norwest Bank Minnesota, National Association, in its capacity as collateral agent on behalf of Financial Security and the Indenture Trustee on behalf of the Noteholders pursuant to the Indenture, its successor in interest and any successor Indenture Collateral Agent under the Indenture.

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          "INDENTURE PROPERTY" means the property pledged to the Indenture
Collateral Agent on behalf of Financial Security and the Indenture Trustee on behalf of the Noteholders pursuant to the Indenture.

          "INSURANCE AGREEMENT INDENTURE CROSS DEFAULT" means an Event of Default specified in clause (a), (f), (g), (h) or (i) of Section 5.01.

          "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "IRS" means the Internal Revenue Service.

          "LATE PAYMENT RATE" means the greater of (i) a per annum rate equal to 3 percent in excess of Financial Security's cost of funds, determined on a monthly basis, or (ii) a per annum rate equal to 3 percent in excess of the arithmetic average of the prime or base lending rates publicly announced by The Chase Manhattan Bank, N.A. (New York, New York) and Citibank, N.A. (New York, New York), as in effect on the last day of the month for which interest is being computed, but, in either case, in no event greater than the maximum rate permitted by law.

          "LIEN" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind; or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

          "MATERIAL ADVERSE CHANGE" means, in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations, or properties of such Person and its Subsidiaries taken as a whole, (ii) the ability of such Person to perform its obligations under any of the Transaction Documents to which it is a party or (iii) the ability of Financial Security or the Trust to realize the benefits or security afforded under the Transaction Documents.

          "MULTIEMPLOYER PLAN" means a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

          "NOTE POLICY" means the financial guaranty insurance policy, including any endorsements thereto, issued by Financial


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Security with respect to the Notes, substantially in the form attached as
Exhibit A hereto.

          "NOTICE OF CLAIM" means the Notice of Claim and Certificate in the form attached as Exhibit A to Endorsement No. 1 to each Policy.

          "OTHER TRUST PROPERTY" means the property conveyed by the Seller to the Trust pursuant to the Sale and Servicing Agreement and any Subsequent Transfer Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

          "PLAN" means any pension plan (other than a Multiemployer Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

          "POLICIES" means the Note Policy and the Certificate Policy.

          "PORTFOLIO PERFORMANCE EVENT OF DEFAULT" means an Event of Default specified in clause (j), (k), (l) or (m) of Section 5.01.

          "PREMIUM" means the premium payable in accordance with Section 3.02 of this Agreement.

          "PREMIUM LETTER" means the side letter between Financial Security and OFL dated the date hereof in respect of the premium payable by OFL in consideration of the issuance of the Policies.

          "PREMIUM SUPPLEMENT" means a non-refundable premium, in addition to the premium payable in accordance with Section 3.02 of this Agreement, payable by OFL to Financial Security in monthly installments commencing on the first Distribution Date following the Premium Supplement Commencement Date and on each Distribution Date thereafter, payable in accordance with the terms of the Premium Letter.

          "PREMIUM SUPPLEMENT COMMENCEMENT DATE" means the date of occurrence of an Event of Default in respect of which the Premium Supplement shall have been declared due and payable in accordance with Section 5.02 of this Agreement.

          "PREVIOUS SERIES TRANSACTION DOCUMENTS" means the transaction documents as defined in each of the insurance and indemnity agreements related to Olympic Automobile Receivables Trust, 1993-A, Olympic Automobile Receivables Trust, 1993-B, Olympic Automobile Receivables Trust, 1993-C, and Olympic

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Automobile Receivables Trust, 1993-D, Olympic Automobile Receivables Trust,
1994-A, Olympic Automobile Receivables Trust, 1994-B, Olympic Automobile Receivables Trust, 1995-A, Olympic Automobile Receivables Trust, 1995-B, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1996-A, and the Warehousing Notes.

          "PROSPECTUS" has the meaning set forth in Section 2.07(o) of this Agreement.

          "RELATED DOCUMENTS" means the Transaction Documents except for the Sale and Servicing Agreement.

          "REGISTRATION STATEMENT" has the meaning set forth in Section 2.07(o) of this Agreement.

          "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

          "RESTRICTIONS ON TRANSFERABILITY" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

          "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of June 1, 1996 among the Seller, OFL, in its individual capacity and as Servicer, the Back-up Servicer and the Trust pursuant to which the Initial Receivables are to be sold, serviced and administered, as the same may be amended from time to time.

          "SECURITIES ACT" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "SENIOR NOTE INDENTURE" means the Indenture dated as of April 28, 1995 between OFL and Norwest Bank Minnesota, National Association, as amended or supplemented, relating to OFL's $145,000,000 13% Senior Notes due 2000.

          "SERIES 1993-C DEMAND NOTES" means each of the Demand Notes, dated August 17, 1993, issued by OFL to First Class GP


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Certificateholder and the Demand Note, dated August 17, 1993, issued by OFL to Second Class GP Certificateholder.

          "SERIES 1993-D DEMAND NOTES" means each of the Demand Notes, dated December 2, 1993, issued by OFL to First Class GP Certificateholder and the Demand Note, dated December 2, 1993, issued by OFL to Second Class GP Certificateholder.

          "SERIES 1994-A DEMAND NOTES" means each of the Demand Notes, dated April 5, 1994, issued by OFL to First Class GP Certificateholder and the Demand Note, dated April 5, 1994, issued by OFL to Second Class GP Certificateholder.

          "SERIES 1994-B DEMAND NOTES" means each of the Demand Notes, dated September 23, 1994, issued by OFL to Class B-GP Certificateholder and the Demand Note, dated September 23, 1994, issued by OFL to Class I-GP Certificateholder.

          "SERIES 1995-B DEMAND NOTES" means each of the Demand Notes, dated March 15, 1995, issued by OFL to the Class GP Certificateholders.

          "SERIES 1995-C DEMAND NOTES" means each of the Demand Notes, dated June 15, 1995, issued by OFL to the Class GP Certificateholders.

          "SERIES 1995-D DEMAND NOTES" means each of the Demand Notes, dated September 21, 1995, issued by OFL to the Class GP Certificateholders.

          "SERIES 1995-E DEMAND NOTES" means each of the Demand Notes, dated December 6, 1995, issued by OFL to the Class GP Certificateholders.

          "SERIES 1996-A DEMAND NOTES" means each of the Demand Notes, dated March 14, 1996, issued by OFL to the Class GP Certificateholders.

          "SERIES 1996-B" means the Series of Certificates and Notes issued on the date hereof pursuant to the Trust Agreement and the Indenture, respectively.

          "SERIES 1996-B DEMAND NOTES" means each of the Demand Notes, dated June 14, 1996, issued by OFL to the Class GP Certificateholders.

          "SERIES OF CERTIFICATES", "SERIES OF NOTES" or "SERIES" means Series 1996-B or any, or as the context may require, all, additional series of certificates or notes or both issued as described in paragraph 3 of the Introductory Statements hereto.


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          "SERVICER TERMINATION SIDE LETTER" means the letter from Financial
Security to the Servicer dated as of June 14, 1996, with regard to the renewal of the term of the Servicer.

          "SPREAD ACCOUNT AGREEMENT" means the Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of December 6, 1995 as supplemented in accordance with the terms thereof, among OFL, the Seller, Financial Security, the Indenture Trustee and the Collateral Agent.

          "STOCK PLEDGE AGREEMENT" means the Second Amended and Restated Stock Pledge Agreement, as amended and restated, dated as of August 26, 1994, among Financial Security, OFL, and the Collateral Agent, as the same may be amended from time to time.

          "SUBSIDIARY" means, with respect to any Person, any corporation of which a majority of the outstanding shares of capital stock having ordinary voting power for the election of directors is at the time owned by such Person directly or through one or more Subsidiaries.

          "TERM OF THE POLICY" means, with respect to each Policy, the meaning provided therein.

          "TERM OF THIS AGREEMENT" shall be determined as provided in Section
4.01 of this Agreement.

          "TRANSACTION" means the transactions contemplated by the Transaction Documents, including the transactions described in the Registration Statement.

          "TRANSACTION DOCUMENTS" means this Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Certificate of Trust, the Indenture, the Underwriting Agreement, the Purchase Agreement, the Premium Letter, the Stock Pledge Agreement, the Lockbox Agreement, the Depository Agreements, the Custodian Agreement, the Servicer Termination Side Letter, the Spread Account Agreement and the Administration Agreement.

          "TRUST AGREEMENT" means the Trust Agreement, dated as of June 1, 1996, among the Seller, the Class GP Certificateholders, Financial Security and Mellon Bank (DE), National Association, as Owner Trustee.

          "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "UNDERFUNDED PLAN" means any Plan that has an Underfunding.

          "UNDERFUNDING" means, with respect to any Plan, the excess, if any, of
(a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to


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Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

          "UNDERWRITERS" means Donaldson, Lufkin & Jenrette Securities Corporation, Bear Stearns & Co., Inc. and J.P. Morgan Securities Inc.

          "UNDERWRITING AGREEMENT" means the Pricing Agreement, dated June 5, 1996, among OFL and the Seller and the Underwriters.

          "WAREHOUSING NOTES" means the Notes issued pursuant to the Warehousing Series Indenture dated as of August 1, 1994 between Telluride Funding Corp., as the issuer, and Norwest Bank Minnesota, National Association, as trustee.


                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 2.01. REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust represents, warrants and covenants, as of the date hereof and as of the Closing Date, as follows:

          (a) DUE ORGANIZATION AND QUALIFICATION. The Trust is duly formed and validly existing as a Delaware statutory business trust and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business. The Trust is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as described in the Prospectus and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render the Receivables in such jurisdiction or any Transaction Document unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

          (b) POWER AND AUTHORITY. The Trust has all necessary trust power and authority to conduct its business as described in the Prospectus, to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which the Trust is a party and to carry out the terms of each such agreement, and has full power and authority to issue the Notes and the Certificates and pledge and assign its assets pursuant to the Indenture and has duly authorized the issuance of the Notes and Certificates and the assignment of its assets by all necessary trust proceedings.

          (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and each other Transaction Document

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to which the Trust is a party has been duly authorized by all necessary action on the part of the Trust and does not require any additional approvals or consents or other action by or any notice to or filing with any Person by or on behalf of the Trust, including, without limitation, any governmental entity.

          (d) NONCONTRAVENTION. Neither the execution and delivery of this Agreement and each other Transaction Document to which the Trust is a party, the consummation of the Transaction nor the satisfaction of the terms and conditions of this Agreement and each other Transaction Document to which the Trust is a party,

            (i) conflicts with or results in any breach or violation of any provision of the Certificate of Trust or the Trust Agreement or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Trust or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Trust,

           (ii) constitutes a default by the Trust under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Trust is a party or by which it or any of its properties is or may be bound or affected, or

          (iii) results in or requires the creation of any Lien upon or in respect of any of the Trust's assets except as otherwise expressly contemplated by the Transaction Documents.

          (e) PENDING LITIGATION OR OTHER PROCEEDING. There is no action, proceeding or investigation pending, or, to the Trust's best knowledge, threatened, before any court, regulatory body, administrative agency, arbitrator or governmental agency or instrumentality having jurisdiction over the Trust or its properties: (A) asserting the invalidity of this Agreement or any other Transaction Document to which the Trust is a party, (B) seeking to prevent the issuance of the Certificates, the Notes or the consummation of the Transaction,
(C) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document to which the Trust is a party, (D) which might result in a Material Adverse Change with respect to the Trust or (E) which might adversely affect the federal or state tax attributes of the Certificates, the Notes or the Trust.

          (f) VALID AND BINDING OBLIGATIONS. Each of the Transaction Documents to which the Trust is a party, when executed and delivered by the Trust, and assuming due authorization, execution and delivery by the other parties thereto, will constitute the legal, valid and binding obligation of the Trust enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Certificates, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial ownership interest in the Trust. The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their terms.

          (g) NO CONSENTS. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by the Trust of this Agreement or of any other Transaction Document to which the Trust is a party, except (in each case) such as have been obtained and are in full force and effect.

          (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed or proposed to be employed by the Trust in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Trust which, if enforced, would result in a Material Adverse Change with respect to the Trust.

          (i) ERISA. The Trust does not maintain or contribute to, or have any obligation to maintain or contribute to, any Plan. The Trust is not subject to any of the provisions of ERISA.

          (j) COLLATERAL. On the Closing Date, and on each Subsequent Transfer Date, the Trust will have good and marketable title to each item of Other Trust Property conveyed on such date and will own each such item free and clear of any Lien (other than Liens contemplated under the Indenture) or any equity or participation interest of any other Person.

          (k) PERFECTION OF LIENS AND SECURITY INTEREST. On the Closing Date, the Lien and security interest in favor of the Indenture Collateral Agent with respect to Indenture Property will be perfected by the filing of financing statements on Form UCC-1 in each jurisdiction where such recording or filing is necessary for the perfection thereof, the delivery of the Receivable Files for the Receivables to the Custodian, and the establishment of the Collection Account, the Subcollection Account, the Lockbox Account, the Pre-Funding Account, the Reserve Account and the Note Distribution Account in accordance with the provisions of the

Transaction Documents, and no other filings in any jurisdiction or any other actions (except as expressly provided herein) are necessary to perfect the Collateral Agent's Lien on and security interest in the Collateral as against any third parties.

          (l) SECURITY INTEREST IN FUNDS AND INVESTMENTS. Assuming the retention of funds in the Accounts (other than the Certificate Distribution Account) and the acquisition of Eligible Investments in accordance with the Transaction Documents, such funds and Eligible Investments will be subject to a valid and perfected, first priority security interest in favor of the Collateral Agent on behalf of the Indenture Trustee (on behalf of the Noteholders) and Financial Security.

          (m) COMPLIANCE WITH INVESTMENT COMPANY ACT. The Trust is not required to be registered as an "investment company" under the Investment Company Act.

          (n) INCORPORATION OF CERTAIN REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Trust set forth in each Transaction Document are (in each case) true and correct as if set forth herein.

          (o)  SPECIAL PURPOSE ENTITY.

            (i) The capital of the Trust is adequate for the business and undertakings of the Trust.

           (ii) Except as contemplated by the Transaction Documents, the Trust is not engaged in any business transactions with OFL, the Seller or any Affiliate of either of them.

          (iii) The Trust's funds and assets are not, and will not be, commingled with the funds of any other Person, except as provided in the Transaction Documents.

          (p) SOLVENCY; FRAUDULENT CONVEYANCE. The Trust is solvent and will not be rendered insolvent by the Transaction or by the performance of its obligations under the Transaction Documents and, after giving effect to such Transaction, the Trust will not be left with an unreasonably small amount of capital with which to engage in its business. The Trust does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Trust does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Trust or any of its assets.

          Section 2.02. AFFIRMATIVE COVENANTS OF THE TRUST. The Trust hereby agrees that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

          (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Trust will comply with all terms and conditions of this Agreement and each other Transaction Document to which it is a party and with all material requirements of any law, rule or regulation applicable to it. The Trust will not cause or permit to become effective any amendment to or modification of any of the Transaction Documents to which it is a party unless (i) (so long as no Insurer Default shall have occurred and be continuing) Financial Security shall have previously approved in writing the form of such amendment or modification or
(ii) if an Insurer Default shall have occurred and be continuing, such amendment would not adversely affect the interests of Financial Security. The Trust shall not take any action or fail to take any action that would interfere with the enforcement of any rights under this Agreement or the other Transaction Documents.

          (b) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Trust shall keep or cause to be kept in reasonable detail books and records of account of the Trust's assets and business, which shall be furnished to Financial Security upon request. The Trust shall furnish to Financial Security, simultaneously with the delivery of such documents to the Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, copies of all reports, certificates, statements, financial statements or notices furnished to the Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, pursuant to the Transaction Documents.

            (i) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 90 days after the close of each fiscal year of the Trust, the audited balance sheets of the Trust as of the end of such fiscal year and the audited statements of income, changes in equityowners' equity and cash flows of the Trust for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of the Trust's independent accountants (who shall be acceptable to Financial Security) and by the certificate specified in Section 2.02(c) hereof.

           (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of the Trust, the unaudited balance sheets of the Trust as of the end of such quarter and the unaudited statements of income, changes in equityowners' equity and cash flows of the Trust for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in
     Section 2.02(c) hereof.

          (iii) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, copies of any reports or comment letters submitted to the Trust by its independent accountants in connection with any examination of the financial statements of the Trust.

           (iv) CERTAIN INFORMATION. Not less than ten days prior to the date of filing with the IRS of any tax return or amendment thereto, copies of the proposed form of such return or amendment and, promptly after the filing or sending thereof, (i) copies of each tax return and amendment thereto that the Trust files with the IRS and (ii) copies of all financial statements, reports, and registration statements which the Trust files with, or delivers to, any federal government agency, authority or body which supervises the issuance of securities by the Trust.

            (v) OTHER INFORMATION. Promptly upon the request of Financial Security, copies of all schedules, financial statements or other similar reports delivered to or by the Trust pursuant to the terms of this Agreement and the other Transaction Documents and such other data as Financial Security may reasonably request.

          (c) COMPLIANCE CERTIFICATE. The Trust shall deliver to Financial Security and, upon request, any Noteholder or Certificateholder, concurrently with the delivery of the financial statements required pursuant to Section 2.02
(b)(i) and (ii) hereof, a certificate signed by an Authorized Officer of the Administrator stating that:

            (i) a review of the Trust's performance under the Transaction Documents during such period has been made under such officer's supervision;

           (ii) to the best of such individual's knowledge following reasonable inquiry, no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, specifying the nature thereof and, if the Trust has a right to cure pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by the Trust to cure such Default or Event of Default or to otherwise comply with the terms of the agreement or agreements to which such Default or Event of Default relates; and

          (iii) the financial reports submitted in accordance with Section 2.02(b)(i) or (ii) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Trust as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

          (d)  ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS.
The Trust shall, upon the request of Financial Security, permit Financial Security or its authorized agents (i) to inspect the books and records of the Trust as they may relate to the Notes, the Certificates, the Receivables and the Other Trust Property, the obligations of the Trust under the Transaction Documents, the Trust's business and the Transaction and (ii) to discuss the affairs, finances and accounts of the Trust with any of its personnel and representatives, including its Independent Accountants. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Trust. The books and records of the Trust will be maintained at the address of the Trust designated herein for receipt of notices, unless the Trust shall otherwise advise the parties hereto in writing.

          (e) NOTICE OF MATERIAL EVENTS. The Trust shall promptly inform Financial Security in writing of the occurrence of any of the following:

            (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Trust involving potential damages or penalties in an uninsured amount in excess of $100,000 in any one instance or $500,000 in the aggregate;

           (ii) any change in the location of Trust's principal office or any change in the location of the Trust's books and records;

          (iii)     the occurrence of any Default or Event of Default;

           (iv) the commencement or threat of any rule making or disciplinary proceedings or any proceedings instituted by or against the Trust in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would result in a Material Adverse Change with respect to the Trust;

            (v) the commencement of any proceedings by or against the Trust under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Trust or any of its assets;

           (vi) the receipt of notice that (A) the Trust is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Trust's business is to be, or may be, suspended or revoked, or (C) the Trust is to cease and desist any practice, procedure or policy employed by the Trust in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Trust; or

          (vii) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Trust.

          (f) FURTHER ASSURANCES. The Trust will file all necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien and security interest in, and all rights of the Indenture Collateral Agent with respect to the Indenture Property, under the Indenture. In addition, the Trust shall, upon the request of Financial Security (so long as no Insurer Default has occurred and is continuing), from time to time, execute, acknowledge and deliver and, if necessary, file such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents to which the Trust is a party or to protect the interest of the Indenture Collateral Agent in the Indenture Property under the Indenture. The Trust agrees to cooperate with the Rating Agencies in connection with any review of the Transaction which may be undertaken by the Rating Agencies after the date hereof.

          (g) MAINTENANCE OF LICENSES. The Trust shall maintain all licenses, permits, charters and registrations which are material to the performance by the Trust of its obligations under this Agreement and each other Transaction Document to which the Trust is a party or by which the Trust is bound.

          (h) RETIREMENT OF NOTES AND CERTIFICATES. The Trust shall, upon retirement of the Certificates and upon retirement of the Notes furnish to Financial Security a notice of such retirement, and, upon such retirement and the expiration of the term of the applicable Policy, surrender the applicable Policy to Financial Security for cancellation.

          (i) DISCLOSURE DOCUMENT. Each Prospectus delivered with respect to the Notes and the Certificates shall clearly disclose that the Policies are not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Prospectus delivered with respect to the Notes and the Certificates which include financial statements of Financial Security prepared in accordance with generally accepted accounting principles (other than a Prospectus that only incorporates such financial statements by reference) shall include the following statement immediately preceding such financial statements:

          The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

          (j)  SPECIAL PURPOSE ENTITY.

               (i) The Trust shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of OFL, the Seller, or any other Affiliates thereof or that the assets of the Trust are available to pay the creditors of OFL, the Seller, or any other Affiliates thereof. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Trust.

               (ii) The Trust shall maintain trust records and books of account separate from those of OFL, the Seller, each Class GP
          Certificateholder and Affiliates of any of them.

               (iii) The Trust shall obtain proper authorization from its equity owners of all trust action requiring such authorization, and copies of each such authorization and the minutes or other written summary of each such meeting shall be delivered to Financial Security within two weeks of such authorization or meeting as the case may be.

               (iv) Although the organizational expenses of the Trust have been paid by OFL, operating expenses and liabilities of the Trust shall be paid from its own funds.

               (v) The annual financial statements of the Trust shall disclose the effects of the Trust's transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Trust are not available to pay creditors of OFL, the Seller, either Class GP Certificateholder or any Affiliate of any of them.

               (vi) The resolutions, agreements and other instruments of the Trust underlying the transactions described in this Agreement and in the other Transaction Documents shall be continuously maintained by the Trust as official records of the Trust separately identified and held apart from the records of OFL, the Seller, each Class GP Certificateholder and each Affiliate of any of them.

               (vii) The Trust shall maintain an arm's-length relationship with OFL, the Seller, each Class GP Certificateholder and each Affiliate of any of them and will not hold itself out as being liable for the debts of any such Person.

               (viii) The Trust shall keep its assets and its liabilities wholly separate from those of all other entities, including, but not limited to, OFL, the Seller, each Class GP Certificateholder and each Affiliate of any of them except, in each case, as contemplated by the Transaction Documents.

          (k) CLOSING DOCUMENTS. The Trust shall provide or cause to be provided to Financial Security an executed original copy of each document executed in connection with the Transaction within 10 days after the Closing Date, except that the Seller shall cause a copy of the Trust Agreement, the Sale and Servicing Agreement, the Series 1996-B Supplement, the Indenture, the Administration Agreement and each Transaction Document to which Financial Security is a party to be provided to Financial Security on the Closing Date.

          (l) TAX MATTERS. The Trust will take all actions necessary to ensure that the Trust is taxable as a partnership for federal and state income tax purposes and not as an association (or publicly traded partnership), taxable as a corporation.

          (m) SECURITIES LAWS. The Trust shall comply in all material respects with all applicable provisions of state and federal securities laws, including blue sky laws and the

Securities Act, the Exchange Act and the Investment Company Act and all rules and regulations promulgated thereunder for which non-compliance would result in a Material Adverse Change with respect to the Trust.

          (n) INCORPORATION OF COVENANTS. The Trust agrees to comply with each of the covenants of the Trust set forth in the Transaction Documents and hereby incorporates such covenants by reference as if each were set forth herein.

          Section 2.03. NEGATIVE COVENANTS OF THE TRUST. The Trust hereby agrees that during the Term of this Agreement, unless Financial Security shall otherwise give its prior express written consent:

          (a) WAIVER, AMENDMENTS, ETC. The Trust shall not waive, modify, amend, supplement or consent to any waiver, modification, amendment of or supplement to, any of the provisions of the Certificate of Trust, the Trust Agreement or any of the other Transaction Documents unless, if no Insurer Default shall have occurred and be continuing, Financial Security shall have consented thereto in writing.

          (b) CREATION OF INDEBTEDNESS; GUARANTEES. The Trust shall not create, incur, assume or suffer to exist any indebtedness or assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital, except as contemplated by the Transaction Documents.

          (c) SUBSIDIARIES. The Trust shall not form, or cause to be formed, any Subsidiaries.

          (d) NO LIENS. The Trust shall not, except as contemplated by the Transaction Documents create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of its properties or assets, now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction any financing statement that names the Trust as debtor, or sign any security agreement authorizing any secured party thereunder to file such a financing statement.

          (e) IMPAIRMENT OF RIGHTS. The Trust shall not take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Indenture Trustee, the Noteholders, the Certificateholders or Financial Security.

          (f) NO MERGERS. The Trust shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person (except as contemplated by the Transaction
Documents) or liquidate or dissolve.

          (g) ERISA. The Trust shall not contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan.

          (h)  OTHER ACTIVITIES.  The Trust shall not:

               (i) sell, pledge, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents; or

               (ii) engage in any business or activity except as contemplated by the Transaction Documents and as permitted by its Certificate of Trust.

          (i) INSOLVENCY. The Trust shall not commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, consolidation or other relief with respect to it or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets or make a general assignment for the benefit of its creditors. The Trust shall not take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. The Trust shall not admit in writing its inability to pay its debts.

          (j) SUCCESSOR PARTIES. The Trust will not remove or replace, or cause to be removed or replaced, the Servicer, the Indenture Trustee, the Owner Trustee or the Administrator.

          Section 2.04. REPRESENTATIONS AND WARRANTIES OF OFL AND OF THE CLASS GP CERTIFICATEHOLDERS. Each of OFL and each Class GP Certificateholder (with respect to) represents and warrants as of the date hereof and as of the Closing Date, as follows:

          (a) DUE ORGANIZATION AND QUALIFICATION. Each Class GP Certificateholder is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business. Each Class GP Certificateholder is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as described in the Transaction Documents and the performance of its obligations under the Transaction Documents.

          (b) POWER AND AUTHORITY. Each Class GP Certificateholder has all necessary corporate power and authority to conduct its business as described in the Transaction Documents, to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party and to carry out the terms of each such agreement.

          (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and each other Transaction Document to which each Class GP Certificateholder is a party has been duly authorized by all necessary corporate action on the part of such Class GP Certificateholder and does not require any additional approvals or consents or other action by or any notice to or filing with any Person by or on behalf of such Class GP Certificateholder, including, without limitation, any governmental entity or such Class GP Certificateholder's stockholder.

          (d) NONCONTRAVENTION. Neither the execution and delivery of this Agreement and each other Transaction Document to which each Class GP Certificateholder is a party, the consummation of the Transaction nor the satisfaction of the terms and conditions of this Agreement and each other Transaction Document to which it is a party,

               (i) conflicts with or results in any breach or violation of any provision of the charter or bylaws of such Class GP Certificateholder or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to such Class GP Certificateholder or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over it,

               (ii) constitutes a default by such Class GP Certificateholder under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which such Class GP Certificateholder is a party or by which it or any of its or their properties is or may be bound or affected, or

               (iii) results in or requires the creation of any Lien upon or in respect of any of such Class GP Certificateholder's assets except as otherwise expressly contemplated by the Transaction Documents.

          (e) PENDING LITIGATION OR OTHER PROCEEDING. There is no action, proceeding or investigation pending, or, to OFL's or either Class GP Certificateholder's best knowledge, threatened, before any court, regulatory body, administrative agency, arbitrator or governmental agency or instrumentality having jurisdiction over either Class GP Certificateholder or its properties: (A) asserting the invalidity of this Agreement or any other Transaction Document to which either Class GP

Certificateholder is a party, (B) seeking to prevent the issuance of the Certificates or the Notes, or the consummation of the Transaction, (C) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document to which either Class GP Certificateholder is a party,
(D) which might result in a Material Adverse Change with respect to such Class GP Certificateholder or (E) which might adversely affect the federal or state tax attributes of the Notes, the Certificates or of the Trust.

          (f) VALID AND BINDING OBLIGATIONS. Each of the Transaction Documents to which each Class GP Certificateholder is a party, when executed and delivered by such Class GP Certificateholder, and assuming due authorization, execution and delivery by the other parties thereto, will constitute the legal, valid and binding obligation of such Class GP Certificateholder enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles.

          (g) NO CONSENTS. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by each Class GP Certificateholder of this Agreement or of any other Transaction Document to which either Class GP Certificateholder is a party, except (in each case) such as have been obtained and are in full force and effect.

          (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed or proposed to be employed by either Class GP Certificateholder in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to such Class GP Certificateholder which, if enforced, would result in a Material Adverse Change with respect to such Class GP Certificateholder.

          (i)  SPECIAL PURPOSE ENTITY.

               (i) The capital of each Class GP Certificateholder is adequate for the business and undertakings of such Class GP Certificateholder.

               (ii) Other than with respect to the ownership by OFL of the stock of each Class GP Certificateholder, the issuance of the Demand Notes by OFL to each Class GP Certificateholder, and except for its ownership of the Series 1993-C Class B Certificates, the Series 1993-D Class B Certificates, the Series 1994-A Class B

          Certificates, the Series 1994-B Class B-GP and Class I-GP Certificates, the Series 1995-B Class GP Certificates, the Series 1995-C Class GP Certificates, the Series 1995-D Class B-GP and Class I-GP Certificates, the Series 1995-E Class GP Certificates, the Series 1996-A Class GP Certificates and the Series 1996-B Class
          GP Certificates, it is not engaged in any business transactions with OFL or any Affiliate of OFL.

               (iii) At least one executive officer and one director of each Class GP Certificateholder shall be a person who is not, and will not be, a director, officer, employee or holder of any equity securities of OFL, the Seller, or any Affiliate of either of them.

               (iv) Each Class GP Certificateholder's funds and assets are not, and will not be, commingled with the funds of any other Person.

               (v) The by-laws of each Class GP Certificateholder require it to maintain (A) correct and complete minute books and records of account, and (B) minutes of the meetings and other proceedings of its shareholders and board of directors.

          (j) SOLVENCY; FRAUDULENT CONVEYANCE. Each Class GP Certificateholder is solvent and will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, such Class GP Certificateholder will not be left with an unreasonably small amount of capital with which to engage in its business. Neither Class GP Certificateholder intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither Class GP Certificateholder contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Class GP Certificateholder or any of its assets.

          (k) CAPITAL STRUCTURE. The shares of stock of each Class GP Certificateholder which have been pledged pursuant to the Stock Pledge Agreement constitute all of the issued and outstanding shares of such Class GP Certificateholder. All of the outstanding equity securities of the Trust in which each Class GP Certificateholder owns an interest are owned by such Class GP Certificateholder free and clear of any Lien.

          (l) ERISA. Each Class GP Certificateholder is in compliance with ERISA and has not incurred and does not reasonable expect to incur any liability to any Plan or to PBGC in connection with any Plan or to contribute now or in the future in respect of any Plan.

          (m) SECURITIES LAWS COMPLIANCE. Neither Class GP Certificateholder is required to be registered as an "investment company" under the Investment Company Act of 1940. Neither Class GP Certificateholder is subject to the information reporting requirements of the Exchange Act.

          (n) TRANSACTION DOCUMENTS. All of the representations and warranties made by each Class GP Certificateholder in the Transaction Documents are incorporated by reference herein as if set forth herein and each such representation and warranty is true and correct as of the Closing Date.

          Section 2.05. AFFIRMATIVE COVENANTS OF OFL AND EACH CLASS GP CERTIFICATEHOLDER. OFL and each Class GP Certificateholder (with respect to itself) hereby agrees that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

          (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. Such Class GP Certificateholder will comply with all terms and conditions of this Agreement and each other Transaction Document to which it is a party and with all material requirements of any law, rule or regulation applicable to it. Each Class GP Certificateholder will not cause or permit to become effective any amendment to or modification of any of the Transaction Documents to which it is a party unless (i) (so long as no Insurer Default shall have occurred and be continuing) Financial Security shall have previously approved in writing the form of such amendment or modification or (ii) if an Insurer Default shall have occurred and be continuing, such amendment would not adversely affect the interests of Financial Security. Each Class GP Certificateholder shall not take any action or fail to take any action that would interfere with the enforcement of any rights under this Agreement or the other Transaction Documents.

          (b) CORPORATE EXISTENCE. Each Class GP Certificateholder shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of Delaware and duly qualified and duly authorized (as described in Sections 2.04(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its corporate charter and bylaws.

          (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. Each Class GP Certificateholder shall keep or cause to be kept in reasonable detail books and records of account of such Class GP Certificateholder's assets and business. Each Class GP Certificateholder shall furnish to Financial Security as soon as available, and in any event within 90 days after the close of each fiscal year of such Class GP Certificateholder, the unaudited balance sheet of such Class GP Certificateholder as of the end of such fiscal year and the unaudited statements of income, changes in shareholders' equity and cash flows of such Class GP

Certificateholder for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied.

          (d) COMPLIANCE CERTIFICATE. Each Class GP Certificateholder shall deliver to Financial Security, within 90 days after the close of each fiscal year of such Class GP Certificateholder, a certificate signed by an Authorized Officer of such Class GP Certificateholder stating that (i) a review of such Class GP Certificateholder's performance under the Transaction Documents during such period has been made under such officer's supervision; (ii) to the best of such individual's knowledge following reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if such Class GP Certificateholder has or had a right to cure pursuant to Section 5.01, stating in reasonable detail the steps, if any, taken or being taken by such Class GP Certificateholder to cure such Default or Event of Default or to otherwise comply with the terms of the Transaction Document to which such Default or Event of Default relates; and
(iii) the financial statements submitted in accordance with Section 2.05(c) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of such Class GP Certificateholder as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied.

          (e) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. Each Class GP Certificateholder shall, upon the request of Financial Security, permit Financial Security or its authorized agents (i) to inspect the books and records of such Class GP Certificateholder as they may relate to the obligations of such Class GP Certificateholder under the Transaction Documents, such Class GP Certificateholder's business and the Transaction and (ii) to discuss the affairs, finances and accounts of such Class GP Certificateholder with any of its officers, directors and representatives, including its Independent Accountants. Each inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of such Class GP Certificateholder. The books and records of each Class GP Certificateholder will be maintained at the address designated herein for receipt of notices, unless such Class GP Certificateholder shall otherwise advise the parties hereto in writing.

          (f)  NOTICE OF MATERIAL EVENTS.  OFL and each Class GP
Certificateholder shall promptly inform Financial Security in writing of the occurrence of any of the following:

               (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against such Class GP Certificateholder involving potential damages or penalties in an uninsured amount in excess of $5,000 in any one instance or $25,000 in the aggregate;

               (ii)  any change in the location of such Class GP
          Certificateholder's principal office or any change in the location of such Class GP Certificateholder's books and records;

               (iii)  the occurrence of any Default or Event of Default;

               (iv) the commencement or threat of any rule making or disciplinary proceedings or any proceedings instituted by or against such Class GP Certificateholder in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would result in a Material Adverse Change with respect to such Class GP Certificateholder or the Trust;

               (v) the commencement of any proceedings by or against such Class GP Certificateholder under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for such Class GP Certificateholder or any of its assets;

               (vi) the receipt of notice that (A) such Class GP Certificateholder is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of such Class GP Certificateholder's business is to be, or may be, suspended or revoked, or (C) such Class GP Certificateholder is to cease and desist any practice, procedure or policy employed by such Class GP Certificateholder in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to such Class GP Certificateholder or the Trust; or

               (vii) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of such Class GP Certificateholder or the Trust.

          (g) MAINTENANCE OF LICENSES. Such Class GP Certificateholder shall maintain all licenses, permits, charters and registrations which are material to the performance by such

Class GP Certificateholder of its obligations under this Agreement and each other Transaction Document to which the Seller is a party or by which such Class GP Certificateholder is bound.

          (h)  SPECIAL PURPOSE ENTITY.

               (i) Such Class GP Certificateholder shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of the Trust, OFL, the Seller or any other Affiliate of any of them or that, except as expressly provided in the Transaction Documents, the assets of such Class GP Certificateholder are available to pay the creditors of OFL, the Seller or any Affiliate of any of them. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of such Class GP Certificateholder.

               (ii) Such Class GP Certificateholder shall maintain corporate records and books of account separate from those of OFL, the Trust, the Seller and any Affiliate of any of them.

               (iii) Such Class GP Certificateholder shall obtain proper authorization from its board of directors of all corporate action requiring such authorization, meetings of the board of directors of such Class GP Certificateholder shall be held not less frequently than three times per annum and copies of the minutes of each such board meeting shall be delivered to Financial Security within two weeks of such meeting.

               (iv) Such Class GP Certificateholder shall obtain proper authorization from its shareholders of all corporate action requiring shareholder approval, meetings of the shareholders of such Class GP Certificateholder shall be held not less frequently than one time per annum and copies of each such authorization and the minutes of each such shareholder meeting shall be delivered to Financial Security within two weeks of such authorization or meeting, as the case may be.

               (v) Although the organizational expenses of such Class GP Certificateholder have been paid by OFL, operating expenses and liabilities of such Class GP Certificateholder shall be paid from its own funds.

               (vi) The annual financial statements of such Class GP Certificateholder shall disclose the effects of such Class GP Certificateholder's transactions in accordance with generally accepted accounting principles and shall disclose that the assets of such Class GP Certificateholder are not available except as expressly provided in the Transaction Agreements to pay creditors of OFL, the Seller or any Affiliate of either of them.

               (vii) The resolutions, agreements and other instruments of such Class GP Certificateholder underlying the transactions described in this Agreement and in the other Transaction Documents shall be continuously maintained by such Class GP Certificateholder as official records of such Class GP Certificateholder separately identified and held apart from the records of OFL, the Seller, the Trust and any Affiliate of any of them.

               (viii) Except as expressly provided in the Transaction Documents such Class GP Certificateholder shall maintain an arm's-length relationship with OFL, the Seller and any Affiliate of either of them and will not hold itself out as being liable for the debts of OFL, the Seller or any Affiliate of either of them.

                 (xi) Such Class GP Certificateholder shall keep its assets and its liabilities wholly separate from those of all other entities, including, but not limited to, OFL, the Seller and any Affiliate of either of them except, in each case, as contemplated by the Transaction Documents.

          (i) RETIREMENT OF NOTES AND CERTIFICATES. Such Class GP Certificateholder shall cause the Trust, upon retirement of the Notes or Certificates, to furnish to Financial Security a notice of such retirement, and, upon such retirement and the expiration of the term of the Note Policy or Certificate Policy, to surrender such Note Policy or Certificate Policy, as applicable, to Financial Security for cancellation.

          (j) INCORPORATION OF COVENANTS. Each Class GP Certificateholder agrees to comply with each of the covenants of such Class GP Certificateholder set forth in the Transaction Documents and hereby incorporates such covenants by reference as if each were set forth herein.

          (k) TAX MATTERS. As of the Closing Date, the Trust is, and shall remain during the Term of this Agreement, taxable as a partnership for federal and state income tax purposes and not as an association (or publicly traded partnership) taxable as a corporation.

          Section 2.06. NEGATIVE COVENANTS OF OFL AND EACH CLASS GP CERTIFICATEHOLDER. Each of OFL and each Class GP Certificateholder (with respect to itself) hereby agrees that during the Term of this Agreement, unless Financial Security shall otherwise give its prior express written consent:

          (a) WAIVER, AMENDMENTS, ETC. Each Class GP Certificateholder shall not waive, modify, amend, supplement or consent to any waiver, modification, amendment of or supplement to, any of the provisions of any of the Transaction Documents or of its certificate of incorporation or by-laws (i) unless, if no Insurer Default shall have occurred and be continuing, Financial Security shall have consented thereto in writing or (ii) if an Insurer Default shall have occurred and be continuing, which would adversely affect the interests of Financial Security.

          (b) CREATION OF INDEBTEDNESS; GUARANTEES. Neither Class GP Certificateholder shall create, incur, assume or suffer to exist any indebtedness or assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital, except as contemplated by the Transaction Documents or, with the prior written consent of Financial Security, as permitted by its certificate of incorporation.

          (c) SUBSIDIARIES. Neither Class GP Certificateholder shall form, or cause to be formed, any Subsidiaries.

          (d) NO LIENS. Neither Class GP Certificateholder shall, except as contemplated by the Transaction Documents, create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of its properties or assets, now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction any financing statement that names such Class GP Certificateholder as debtor, or sign any security agreement authorizing any secured party thereunder to file such a financing statement.

          (e) ISSUANCE OF STOCK. Neither Class GP Certificateholder shall issue any shares of capital stock or rights, warrants or options in respect of its capital stock or securities convertible into or exchangeable for its capital stock, other than the shares of common stock which have been pledged to Financial Security under the Stock Pledge Agreement.

          (f) IMPAIRMENT OF RIGHTS. Neither Class GP Certificateholder shall take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the

Trust, the Indenture Trustee, the Certificateholders, the Noteholders or Financial Security.

          (g) NO MERGERS. Neither Class GP Certificateholder shall consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person (except as contemplated by the Transaction Documents) or liquidate or dissolve.

          (h) ERISA. Neither Class GP Certificateholder shall contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan.

          (i)  OTHER ACTIVITIES.  Neither Class GP Certificateholder shall:

                (i) sell, pledge, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents;

               (ii) engage in any business or activity except as contemplated by the Transaction Documents and as permitted by its certificate of incorporation; or

              (iii) declare or make payment of (a) any divided or other distribution on any shares of its capital stock or (b) any payment on account of the purchase, redemption, retirement or acquisition of (1) any shares of its capital stock or (2) any option, warrant or other right to acquire shares of its capital stock unless (in each case) at the time of such declaration or payment (and after giving effect thereto) the aggregate net worth of the two Class GP Certificateholders would be greater than the Minimum Net Worth.

          (j) INSOLVENCY. Neither Class GP Certificateholder shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, consolidation or other relief with respect to it or the Trust or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for the Trust or for all or any substantial part of its assets or make a general assignment for the benefit of its creditors. Neither Class GP Certificateholder shall take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. Neither Class GP Certificateholder shall admit in writing its inability to pay its debts.

          Section 2.07. REPRESENTATIONS AND WARRANTIES OF OFL AND THE SELLER. Each of OFL and the Seller represent and warrant as of the date hereof and as of the Closing Date, as follows:

          (a) DUE ORGANIZATION AND QUALIFICATION. The Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business. The Seller is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Prospectus and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render the Receivables in such jurisdiction or any Transaction Document unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

          (b) POWER AND AUTHORITY. The Seller has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Prospectus, to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which the Seller is a party and to carry out the terms of each such agreement, and has full power and authority to sell and assign the Receivables and the Other Trust Property to the Trust and has duly authorized such sale and assignment to the Trust by all necessary corporate action.

          (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and each other Transaction Document to which the Seller is a party has been duly authorized by all necessary corporate action on the part of the Seller and does not require any additional approvals or consents or other action by or any notice to or filing with any Person by or on behalf of the Seller, including, without limitation, any governmental entity or the Seller's stockholder.

          (d) NONCONTRAVENTION. Neither the execution and delivery of this Agreement and each other Transaction Document to which the Seller is a party, the consummation of the Transaction nor the satisfaction of the terms and conditions of this Agreement and each other Transaction Document to which the Seller is a party,

            (i) conflicts with or results in any breach or violation of any provision of the charter or bylaws of the Seller or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Seller or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Seller,

           (ii) constitutes a default by the Seller under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Seller is a party or by which it or any of its properties is or may be bound or affected, or

          (iii) results in or requires the creation of any Lien upon or in respect of any of the Seller's assets except as otherwise expressly contemplated by the Transaction Documents.

          (e) PENDING LITIGATION OR OTHER PROCEEDING. There is no action, proceeding or investigation pending, or, to the Seller's or OFL's best knowledge, threatened, before any court, regulatory body, administrative agency, arbitrator or governmental agency or instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or any other Transaction Document to which the Seller is a party, (B) seeking to prevent the issuance of the Notes or the Certificates or the consummation of the Transaction, (C) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document to which the Seller is a party, (D) which might result in a Material Adverse Change with respect to the Seller or (E) which might adversely affect the federal or state tax attributes of the Notes, the Certificates or the Trust.

          (f) VALID AND BINDING OBLIGATIONS. Each of the Transaction Documents to which the Seller is a party, when executed and delivered by the Seller, and assuming due authorization, execution and delivery by the other parties thereto, will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles.
The Certificates, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial ownership interest in the Trust. The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their terms.

          (g) NO CONSENTS. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by the Seller of this Agreement or of any other Transaction Document to which the Seller is a party, except (in each case) such as have been obtained and are in full force and effect.

          (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed or proposed to be employed by the Seller in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Seller which, if enforced, would result in a Material Adverse Change with respect to the Seller.

          (i) GOOD TITLE; VALID TRANSFER; ABSENCE OF LIENS; SECURITY INTEREST. Immediately prior to the sale of the Initial Receivables and related Other Trust Property to the Trust pursuant to the Sale and Servicing Agreement, the Seller was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, corporate power and lawful authority to assign, transfer and pledge the Initial Receivables and the related Other Trust Property. The Sale and Servicing Agreement constitutes a valid sale, transfer and assignment of the Other Trust Property to the Trust enforceable against creditors of and purchasers of the Seller. In the event that, in contravention of the intention of the parties, the transfer of the Other Trust Property by the Seller to the Trust is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Trust shall have a valid and perfected first priority security interest in the Other Trust Property free and clear of all Liens and Restrictions on Transferability.

          (j) ACCURACY OF INFORMATION. Neither the Transaction Documents nor any documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data (collectively, the "Documents") furnished to Financial Security by the Seller or OFL with respect to either of them, their Subsidiaries, the Receivables or the Transaction contain any statement of a material fact which was untrue or misleading in any material respect when made (except insofar as any Document was corrected or superseded by a subsequent Document and Financial Security has not detrimentally relied on the original Document). There is no fact known to the Seller or OFL which has a material possibility of causing a Material Adverse Change with respect to the Seller or OFL, or which has a material possibility of impairing the value or marketability of the Receivables, taken as a whole, or decreasing the probability that amounts due in respect of the Receivables will be collected as due. Since the furnishing of the Transaction Documents, there has been no change or any development or event involving a prospective change known to the Seller or OFL which would render any representation or warranty or other statement made by either of them in any of the Transaction Documents untrue or misleading in a material respect.

          (k) COMPLIANCE WITH INVESTMENT COMPANY ACT. The Seller is not required to be registered as an "investment company" under the Investment Company Act.

          (l) INCORPORATION OF CERTAIN REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller set forth in the Transaction Documents are (in each case) true and correct as if set forth herein.

          (m)  SPECIAL PURPOSE ENTITY.

            (i) The capital of the Seller is adequate for the business and undertakings of the Seller.

           (ii) Other than with respect to the ownership by OFL of the stock of the Seller and as provided in the Previous Series Transaction Documents, the Purchase Agreement, the Sale and Servicing Agreement, and the Spread Account Agreement, the Seller is not engaged in any business transactions with OFL or any Affiliate of OFL.

          (iii) At least one director of the Seller shall be a person who is not, and will not be, a director, officer, employee or holder of any equity securities of OFL or any of its Affiliates or Subsidiaries.

           (iv) The Seller's funds and assets are not, and will not be, commingled with the funds of any other Person, except as provided in the Transaction Documents.

            (v) The by-laws of the Seller require it to maintain (A) correct and complete minute books and records of account, and (B) minutes of the meetings and other proceedings of its shareholders and board of directors.

          (n) SOLVENCY; FRAUDULENT CONVEYANCE. The Seller is solvent and will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, the Seller will not be left with an unreasonably small amount of capital with which to engage in its business. The Seller does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Seller does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller or any of its assets. The amount of consideration being received by the Seller upon the sale of the Initial Receivables and related Other Trust Property and contemplated to be received upon the Sale of the Subsequent Receivables and related Other Trust Property constitutes reasonably equivalent value and fair consideration for interest in such Receivables and such Other Trust Property. The Seller is not transferring the

Other Trust Property to the Trust, or selling the Certificates, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Seller's creditors.

          (o) REGISTRATION STATEMENT; PROSPECTUS. The Seller has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-97608), including a preliminary prospectus and prospectus supplement for the registration of the Certificates and the Notes under the Securities Act, has filed such amendments thereto, and such amended preliminary prospectuses and prospectus supplements as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus, together with the prospectus supplement relating to the Certificates and the Notes, constituting a part thereof (including in each case all documents, if any, incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to the rules and regulations of the Commission under the Securities Act (the "Rules and Regulations"), as from time to time amended or supplemented pursuant to the Securities Act or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus or prospectus supplement shall be provided by the Seller for use in connection with the offering of the Certificates and the Notes which differs from the Prospectus filed with the Commission pursuant to Rule 424 of the Rules and Regulations (whether or not such revised prospectus is required to be filed by the Seller pursuant to Rule 424 of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus and prospectus supplement from and after the time it is first provided to the Underwriter for such use. The Registration Statement at the time it became effective complied, and at each time that the Prospectus is provided to the Underwriters for use in connection with the offering or sale of any Certificate or Note will comply, in all material respects with the requirements of the Securities Act and the Rules and Regulations. The Registration Statement and the Prospectus at the time the Registration Statement became effective did not and on the date hereof does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus at the time it was first provided to the Underwriters for use in connection with the offering of the Certificates and the Notes did not, and on the date hereof does not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the Registration Statement or the Prospectus or any preliminary prospectus made in reliance upon information furnished to the Seller in writing by

Financial Security expressly for use therein or the financial statements (including the related notes thereto) of Financial Security.

          (p) ERISA. The Seller is in compliance with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

          (q) PLEDGE OF SHARES. The shares of stock of the Seller which have been pledged pursuant to the Stock Pledge Agreement constitute all of the issued and outstanding shares of the Seller.

          (r) PERFECTION OF LIENS AND SECURITY INTEREST. On the Closing Date, the Lien and security interest in favor of the Indenture Collateral Agent with respect to Indenture Property will be perfected by the filing of financing statements on Form UCC-1 in each jurisdiction where such recording or filing is necessary for the perfection thereof, the delivery of the Receivable Files for the Receivables to the Custodian, and the establishment of the Collection Account, the Subcollection Account, the Lockbox Account, the Pre-Funding Account, the Reserve Account and the Note Distribution Account in accordance with the provisions of the Transaction Documents, and no other filings in any jurisdiction or any other actions (except as expressly provided herein) are necessary to perfect the Collateral Agent's Lien on and security interest in the Collateral as against any third parties.

          (s) SECURITY INTEREST IN FUNDS AND INVESTMENTS. Assuming the retention of funds in the Accounts (other than the Certificate Account) and the acquisition of Eligible Investments in accordance with the Transaction Documents, such funds and Eligible Investments will be subject to a valid and perfected, first priority security interest in favor of the Collateral Agent on behalf of the Indenture Trustee (on behalf of the Noteholders) and Financial Security.

          Section 2.08. AFFIRMATIVE COVENANTS OF OFL AND THE SELLER. Each of OFL and the Seller hereby agree that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

          (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Seller will comply with all terms and conditions of this Agreement and each other Transaction Document to which it is a party and with all material requirements of any law, rule or regulation applicable to it. The Seller will not cause or permit to become effective any amendment to or modification of any of the Transaction Documents to which it is a party unless (i) (so long as no Insurer Default shall have occurred and be continuing) Financial Security shall have previously approved in writing the form of such amendment or modification or (ii) if an Insurer Default shall have occurred and be continuing, such amendment would not adversely affect the interests of Financial Security. The Seller shall not take any action or fail to take any action that would interfere with the enforcement of any rights under this Agreement or the other Transaction Documents.

          (b) CORPORATE EXISTENCE. The Seller shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of Delaware and duly qualified and duly authorized (as described in Sections 2.07(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its corporate charter and bylaws.

          (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Seller shall keep or cause to be kept in reasonable detail books and records of account of the Seller's assets and business, and shall clearly reflect therein the transfer of the Receivables and the Other Trust Property to the Trust and the sale of the Receivables as a sale to the Trust of the Seller's interest in the Receivables and the Other Trust Property. The Seller shall furnish to Financial Security, simultaneously with the delivery of such documents to the Trustee, the Noteholders or the Certificateholders, as the case may be, copies of all reports, certificates, statements, financial statements or notices furnished to the Trustee, the Noteholders or the Certificateholders, as the case may be, pursuant to the Transaction Documents. The Seller shall furnish to Financial Security as soon as available, and in any event within 90 days after the close of each fiscal year of the Seller, the unaudited balance sheet of the Seller as of the end of such fiscal year and the unaudited statements of income, changes in shareholders' equity and cash flows of the Seller for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied.

          (d) COMPLIANCE CERTIFICATE. The Seller shall deliver to Financial Security, within 90 days after the close of each fiscal year of the Seller, a certificate signed by an Authorized Officer of the Seller stating that:

            (i) a review of the Seller's performance under the Transaction Documents during such period has been made under such officer's supervision; and

           (ii) to the best of such individual's knowledge following reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if the Seller has or had a right to cure pursuant to Section 5.01, stating in reasonable detail the steps, if any, taken or being taken by the Seller to cure such Default or Event of Default or to otherwise comply with the terms of the Transaction Document to which such Default or Event of Default relates.

          (iii) the financial reports submitted in accordance with Section 2.08(c) hereof, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Seller as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied.

          (e)  ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS.
The Seller shall, upon the request of Financial Security, permit Financial Security or its authorized agents (i) to inspect the books and records of the Seller as they may relate to the Notes, the Certificates, the Receivables and the Other Trust Property, the obligations of the Seller under the Transaction Documents, the Seller's business and the Transaction and (ii) to discuss the affairs, finances and accounts of the Seller with any of its officers, directors and representatives, including its Independent Accountants. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Seller. The books and records of the Seller will be maintained at the address of the Seller designated herein for receipt of notices, unless the Seller shall otherwise advise the parties hereto in writing.

          (f) NOTICE OF MATERIAL EVENTS. The Seller shall promptly inform Financial Security in writing of the occurrence of any of the following:

            (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Seller involving potential damages or penalties in an uninsured amount in excess of $5,000 in any one instance or $25,000 in the aggregate;

           (ii) any change in the location of Seller's principal office or any change in the location of the Seller's books and records;

          (iii)     the occurrence of any Default or Event of Default;

           (iv) the commencement or threat of any rule making or disciplinary proceedings or any proceedings instituted by or against the Seller in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would result in a Material Adverse Change with respect to the Seller or the Trust;

            (v) the commencement of any proceedings by or against the Seller under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Seller or any of its assets;

           (vi) the receipt of notice that (A) the Seller is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Seller's business is to be, or may be, suspended or revoked, or (C) the Seller is to cease and desist any practice, procedure or policy employed by the Seller in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Seller or the Trust; or

          (vii) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Seller or the Trust.

          (g) FURTHER ASSURANCES. The Seller will file all necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien and security interest in, and all rights of the Trust with respect to Other Trust Property, under the Sale and Servicing Agreement. In addition, the Seller shall, upon the request of Financial Security (so long as no Insurer Default has occurred and is continuing), from time to time, execute, acknowledge and deliver and, if necessary, file such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents to which the Seller is a party or to protect the interest of the Trust in the Receivables under the Sale and Servicing Agreement. The Seller agrees to cooperate with the Rating Agencies in connection with any review of the Transaction which may be undertaken by the Rating Agencies after the date hereof.

          (h) MAINTENANCE OF LICENSES. The Seller shall maintain all licenses, permits, charters and registrations which are material to the performance by the Seller of its obligations under this Agreement and each other Transaction Document to which the Seller is a party or by which the Seller is bound.

          (i) DISCLOSURE DOCUMENT. Each Prospectus delivered with respect to the Notes and Certificates shall clearly disclose that the Policies are not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Prospectus delivered with respect to the Notes and Certificates which includes financial statements of Financial Security prepared in accordance with generally accepted accounting principles (other than a Prospectus that only incorporates such financial statements by reference) shall include the following statement immediately preceding such financial statements:

          The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

          (j)  SPECIAL PURPOSE ENTITY.

            (i) The Seller shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of OFL or any other Affiliate thereof or that the assets of the Seller are available to pay the creditors of OFL or any Affiliate thereof. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Seller.

           (ii) The Seller shall maintain corporate records and books of account separate from those of OFL and the other Affiliates thereof.

          (iii) The Seller shall obtain proper authorization from its board of directors of all corporate action requiring such authorization, meetings of the board of directors of the Seller shall be held not less frequently than three times per annum and copies of the minutes of each such board meeting shall be delivered to Financial Security within two weeks of such meeting.

           (iv) The Seller shall obtain proper authorization from its shareholders of all corporate action requiring shareholder approval, meetings of the shareholders of the Seller shall be held not less frequently than one time per annum and copies of each such authorization and the minutes of each such shareholder meeting shall be delivered to Financial Security within two weeks of such authorization or meeting, as the case may be.

            (v) Although the organizational expenses of the Seller have been paid by OFL, operating expenses and liabilities of the Seller shall be paid from its own funds.

           (vi) The annual financial statements of the Seller shall disclose the effects of the Seller's transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Seller are not available to pay creditors of OFL or any other Affiliate thereof.

          (vii) The resolutions, agreements and other instruments of the Seller underlying the transactions described in this Agreement and in the other Transaction Documents shall be continuously maintained by the Seller as official records of the Seller separately identified and held apart from the records of OFL and each other Affiliate thereof.

         (viii) The Seller shall maintain an arm's-length relationship with OFL and the other Affiliates thereof and will not hold itself out as being liable for the debts of OFL or any Affiliate thereof.

           (ix) The Seller shall keep its assets and its liabilities wholly separate from those of all other entities, including, but not limited to OFL and the other Affiliates thereof except, in each case, as contemplated by the Transaction Documents.

          (k) CLOSING DOCUMENTS. The Seller shall provide or cause to be provided to Financial Security an executed original copy of each document executed in connection with the Transaction within 10 days after the Closing Date, except that the Seller shall cause a copy of the Trust Agreement, the Sale and Servicing Agreement, the Series 1996-B Supplement, the Indenture, the Administration Agreement and each Transaction Document to which Financial Security is a party to be provided to Financial Security on the Closing Date.

          (l) SUBSEQUENT RECEIVABLES: GOOD TITLE; VALID TRANSFER; ABSENCE OF LIENS; SECURITY INTEREST. Immediately prior to the sale to the Trust pursuant to a Subsequent Transfer Agreement, the Seller will be the owner of, and shall have good and marketable title to, the Subsequent Receivables transferred thereby and the related Other Trust Property free and clear of all Liens and Restrictions on Transferability, and shall have full right, corporate power and lawful authority to assign, transfer and pledge such property.

          (m) INCORPORATION OF COVENANTS. The Seller agrees to comply with each of the Seller's covenants set forth in the Transaction Documents and hereby incorporates such covenants by reference as if each were set forth herein.

          Section 2.09. NEGATIVE COVENANTS OF OFL AND THE SELLER. Each of OFL and the Seller hereby agrees that during the Term of this Agreement, unless Financial Security shall otherwise give its prior express written consent:

          (a) WAIVER, AMENDMENTS, ETC. The Seller shall not waive, modify, amend, supplement or consent to any waiver, modification, amendment of or supplement to, any of the provisions of any of the Transaction Documents or Previous Series Transaction Documents or of its certificate of incorporation or by-laws (i) unless, if no Insurer Default shall have occurred and be continuing, Financial Security shall have consented thereto in writing or (ii) if an Insurer Default shall have occurred and be continuing, which would adversely affect the interests of Financial Security.

          (b) CREATION OF INDEBTEDNESS; GUARANTEES. The Seller shall not create, incur, assume or suffer to exist any indebtedness or assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital, except as contemplated by the Transaction Documents or as contemplated by the documents relating to a Series of Certificates or Notes.

          (c) SUBSIDIARIES. The Seller shall not form, or cause to be formed, any Subsidiaries.

          (d) NO LIENS. The Seller shall not, except as contemplated by the Transaction Documents or as contemplated by the documents relating to a Series of Certificates or Notes, create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of its properties or assets, now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction any financing statement that names the Seller as debtor, or sign any security agreement authorizing any secured party thereunder to file such a financing statement.

          (e) ISSUANCE OF STOCK. The Seller shall not issue any shares of capital stock or rights, warrants or options in respect of its capital stock or securities convertible into or exchangeable for its capital stock, other than the shares of common stock which have been pledged to Financial Security under the Seller Stock Pledge Agreement.

          (f) IMPAIRMENT OF RIGHTS. The Seller shall not take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trust, the Indenture Trustee, the Certificateholders, the Noteholders or Financial Security.

          (g) NO MERGERS. The Seller shall not consolidate with or merge into any Person or transfer all or any material amount of its assets to any Person (except as contemplated by the Transaction Documents or the documents relating to a Series of Certificates or Notes).

          (h) ERISA. The Seller shall not contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan.

          (i)  OTHER ACTIVITIES.  The Seller shall not:

            (i) sell, pledge, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents or the documents relating to a Series of Certificates or Notes; or

           (ii) engage in any business or activity except as contemplated by the Transaction Documents or as contemplated by the documents relating to a Series of Certificates or Notes and as permitted by its certificate of incorporation.

          (j) INSOLVENCY. The Seller shall not commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, consolidation or other relief with respect to it or the Trust or
(B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for the Trust or for all or any substantial part of its assets or the Collateral related to any or all Series, or make a general assignment for the benefit of its creditors. The Seller shall not take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. The Seller shall not admit in writing its inability to pay its debts.

          (k)  DIVIDENDS.  The Seller shall not declare or make payment of
(i) any dividend or other distribution on any shares of its capital stock, or
(ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire shares of its capital stock, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by the Seller under any Transaction Document with respect to any Series is then due and owing but unpaid.

          Section 2.10. REPRESENTATIONS AND WARRANTIES OF OFL. OFL represents and warrants, as of the date hereof and as of the Closing Date, as follows:

          (a) DUE ORGANIZATION AND QUALIFICATION. OFL and each of its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the State of its respective incorporation with power and authority to own its properties and conduct its business. OFL and each of its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would render any of the Receivables unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction. OFL and each of its Subsidiaries has obtained all licenses, permits, charters, registrations and approvals necessary for the conduct of its business as currently conducted and as described in the Prospectus and for the performance of its obligations under the Transaction Documents.

          (b) POWER AND AUTHORITY. OFL has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Prospectus, to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party and to carry out the terms of each such agreement.

          (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and each other Transaction Document to which OFL is a party has been duly authorized by all necessary corporate action and does not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or OFL's stockholders.

          (d) NONCONTRAVENTION. Neither the execution and delivery of this Agreement and each other Transaction Document to which OFL is a party, the consummation of the Transaction, nor the satisfaction of the terms and conditions of this Agreement and each other Transaction Document to which OFL is a party,

            (i) conflicts with or results in any breach or violation of any provision of the corporate charter or bylaws of OFL or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to OFL or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over OFL,

           (ii) constitutes a default by OFL under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which OFL or any of its Subsidiaries is a party or by which it or any of its or their properties is or may be bound or affected, or

          (iii) results in or requires the creation of any Lien upon or in respect of any of OFL's assets, except as otherwise expressly contemplated by the Transaction Documents.

          (e) PENDING LITIGATION OR OTHER PROCEEDING. There is no action, proceeding or investigation pending, or, to OFL's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over OFL or its properties: (A) asserting the invalidity of this Agreement or any other Transaction Document to which OFL is a party, (B) seeking to prevent the issuance of the Notes, the Certificates or the consummation of the Transaction, (C) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of, this Agreement or any other Transaction Document to which OFL is a party, (D) which might result in a Material Adverse Change with respect to OFL or (E) which might adversely affect the federal or state tax attributes of the Notes, the Certificates or the Trust.

          (f) VALID AND BINDING OBLIGATIONS. The Purchase Agreement constitutes a valid sale, transfer, and assignment of the Receivables and Other Trust Property to the Seller, enforceable against creditors of and purchasers from OFL. Each of the other Transaction Documents to which OFL is a party when executed and delivered by OFL, and assuming the due authorization, execution and delivery by the other parties thereto, will constitute the legal, valid and binding obligation of OFL enforceable in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles.

          (g) NO CONSENTS. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by OFL of this Agreement or of any other Transaction Document to which OFL is a party, except (in each case) such as have been obtained and are in full force and effect.

          (h) FINANCIAL STATEMENTS. The Financial Statements of OFL, copies of which have been furnished to Financial Security, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of OFL as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments and the absence of notes). Since the date of the most recent Financial Statements, there has been no material adverse change in such financial condition or results of operations. Except as disclosed in the Financial Statements, OFL is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a reasonable likelihood of causing a Material Adverse Change in respect of OFL.

          (i) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed or proposed to be employed by OFL in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to OFL which, if enforced, would result in a Material Adverse Change with respect to OFL.

          (j) TAXES. OFL has, and each of its Subsidiaries have, filed all federal and state tax returns and paid all taxes to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by OFL in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Notes and Certificates have been paid or shall have been paid at or prior to the Closing Date.

          (k) ERISA. OFL is in compliance with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan except in accordance with the provisions of Section 2.12(e) hereof.

          (l) INCORPORATION OF CERTAIN REPRESENTATIONS AND WARRANTIES. OFL represents and warrants to Financial Security that the representations and warranties of OFL set forth in the Transaction Documents are (in each case) true and correct as if set forth herein.

          Section 2.11. AFFIRMATIVE COVENANTS OF OFL. OFL hereby agrees that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

          (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. OFL will comply with all terms and conditions of this Agreement and each other Transaction Document to which it is a party and all material requirements of any law, rule or regulation applicable to it. OFL will not cause or permit to become effective any amendment to or modification of any Transaction Document to which it is a party (i) unless, so long as no Insurer Default shall have occurred and be continuing, Financial Security shall have previously approved in writing the form of such amendment or modification or (ii) if an Insurer Default shall have occurred and be continuing, such amendment would not adversely affect the interests of Financial Security. OFL shall not take any action or fail to take any action that would interfere with the enforcement of any rights under this Agreement or the other Transaction Documents.

          (b) CORPORATE EXISTENCE. OFL shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of Minnesota and duly qualified and duly authorized (as described in Sections 2.10(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its corporate charter and bylaws.

          (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. OFL shall keep or cause to be kept in reasonable detail books and records of account of OFL's assets and business. OFL, so long as it shall be the Servicer, shall furnish to Financial Security, simultaneously with the delivery of such documents to the Owner Trustee, Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, copies of all reports, certificates, statements or notices furnished to the Owner Trustee, Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, pursuant to the Transaction Documents. OFL shall also furnish or cause to be furnished to Financial Security:

            (i) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 90 days after the close of each fiscal year of OFL, the audited balance sheets of OFL and its subsidiaries as of the end of such fiscal year and the audited consolidated statements of income, changes in shareholders' equity and cash flows of OFL for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of OFL's independent accountants (which, so long as no Insurer Default shall have occurred and be continuing, shall be acceptable to Financial Security) and by the certificate specified in Section 2.11(d) hereof.

           (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of OFL, the unaudited consolidated balance sheets of OFL as of the end of such quarter and the unaudited consolidated statements of income, changes in shareholders' equity and cash flows of OFL for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.11(d) hereof.

          (iii) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, copies of any reports submitted to OFL by its independent accountants in connection with any examination of the financial statements of OFL.

           (iv) CERTAIN INFORMATION. Promptly after the filing or sending thereof, copies of all proxy statements, financial statements, reports and registration statements which OFL files, or delivers to, the IRS, the Commission, or any other federal government agency, authority or body which supervises the issuance of securities by OFL or any national securities exchange.

          (d) COMPLIANCE CERTIFICATE. OFL shall deliver to Financial Security within 90 days after the close of each fiscal year of OFL, a certificate signed by an Authorized Officer of OFL stating that:

            (i) a review of OFL's performance under the Transaction Documents during such period has been made under such officer's supervision;

           (ii) to the best of such individual's knowledge following reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if OFL has or had a right to cure pursuant to Section 5.01, stating in reasonable detail the steps, if any, taken or being taken by OFL to cure such Default or Event of Default or to otherwise comply with the terms of the Transaction Document to which such Default or Event of Default relates; and

          (iii)     the financial statements submitted in accordance with
     Section 2.11(c) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of OFL as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments and the absence of notes).

          (e) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. OFL shall, upon the request of Financial Security, permit Financial Security or its authorized agents (i) to inspect the books and records of OFL as they may relate to the Notes, the Certificates, the Receivables, the obligations of OFL as Servicer under the Transaction Documents, its business and the Transaction and (ii) to discuss the affairs, finances and accounts of OFL with any of its officers, directors and representatives, including its

Independent Accountants. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of OFL. The books and records of OFL will be maintained at the address of OFL designated herein for receipt of notices, unless OFL shall otherwise advise the parties hereto in writing.

          (f) NOTICE OF MATERIAL EVENTS. OFL shall promptly inform Financial Security in writing of the occurrence of any of the following:

            (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against OFL involving potential damages or penalties in an uninsured amount in excess of $10,000 in any one instance or $25,000 in the aggregate;

           (ii) any change in the location of OFL's principal office or any change in the location of the OFL's books and records;

          (iii)     the occurrence of any Default or Event of Default;

           (iv) the commencement or threat of any rule making or disciplinary proceedings or any proceedings instituted by or against OFL in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would result in a Material Adverse Change with respect to OFL;

            (v) the commencement of any proceedings by or against OFL under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for OFL or any of its assets;

           (vi) the receipt of notice that (A) OFL is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of OFL's business is to be, or may be, suspended or revoked, or (C) OFL is to cease and desist any practice, procedure or policy employed by OFL in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to OFL; or

          (vii) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of OFL.

          (g) MAINTENANCE OF LICENSES. OFL shall maintain all licenses, permits, charters and registrations which are material to the performance by OFL of its obligations under this Agreement and each other Transaction Document to which OFL is a party or by which OFL is bound.

          (h) ERISA. OFL shall give Financial Security prompt notice of each of the following events (but in no event more than 30 days after the occurrence of the event): (i) an Accumulated Funding Deficiency, (ii) the failure to make a required contribution to a Plan or Multiemployer Plan, (iii) a Reportable Event, (iv) any action by a Commonly Controlled Entity to terminate any Plan or withdraw from any Multiemployer Plan, (v) any action by the PBGC to terminate or appoint a trustee to administer a Plan, (vi) the reorganization or insolvency of any Multiemployer Plan and (vii) an aggregate Underfunding for all Underfunded Plans in excess of $100,000. In addition, OFL shall promptly (but in no case more than 30 days following issuance or receipt by the Commonly Controlled Entity) provide to Financial Security a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any of the events described in the preceding sentence or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan.

          (i) THIRD-PARTY BENEFICIARY. OFL agrees that Financial Security shall have all rights of a third-party beneficiary in respect of the Sale and Servicing Agreement, it being understood that the remedies of Financial Security with respect to the representations and warranties set forth in Section 2.4(b) and the covenants set forth in Section 3.6(a) shall be limited to the remedies set forth in the Sale and Servicing Agreement.

          (j) INCORPORATION OF COVENANTS. OFL agrees to comply with each of OFL's covenants set forth in the Transaction Documents and hereby incorporates such covenants by reference as if each were set forth herein.

          Section 2.12. NEGATIVE COVENANTS OF OFL. OFL hereby agrees that during the Term of this Agreement, unless Financial Security shall otherwise give its express written consent:

          (a) RESTRICTIONS ON LIENS. OFL shall not create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Receivables and the Other Trust Property except for the Liens in favor of the Seller, the Trust and the Indenture Collateral Agent for the benefit of the Indenture Trustee and Financial Security contemplated by the Transaction Documents and the Restrictions on

Transferability imposed by the Purchase Agreement and the Sale and Servicing Agreement.

          (b) IMPAIRMENT OF RIGHTS. OFL shall not take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Seller, the Trust, the Indenture Trustee, the Noteholders, the Certificateholders or Financial Security.

          (c) LIMITATION ON MERGERS. OFL shall not consolidate with or merge with or into any Person or transfer all or any material part of its assets to any Person (except as contemplated by the Transaction Documents) or liquidate or dissolve, provided that OFL may consolidate with, merge with or into, or transfer all or a material part of its assets to, another corporation if (i) the acquiror of its assets, or the corporation surviving such merger or consolidation, shall be organized and existing under the laws of any state and shall be qualified to transact business in each jurisdiction in which failure to qualify would render any Transaction Document unenforceable or would result in a Material Adverse Change in respect of OFL or the Trust Property; (ii) after giving effect to such consolidation, merger or transfer of assets, no Default or Event of Default shall have occurred or be continuing; (iii) such acquiring or surviving entity can lawfully perform the obligations of OFL under the Transaction Documents and shall expressly assume in writing all of the obligations of OFL, including, without limitation, its obligations under the Transaction Documents; and (iv) such acquiring or surviving entity and the consolidated group of which it is a part shall each have a net worth immediately subsequent to such consolidation, merger or transfer of assets at least equal to the net worth of OFL immediately prior to such consolidation, merger or transfer of assets; and OFL shall give Financial Security written notice of any such consolidation, merger or transfer of assets on the earlier of: (A) the date upon which any publicly available filing or release is made with respect to such action or (B) 10 Business Days prior to the date of consummation of such action. OFL shall furnish to Financial Security all information requested by it that is reasonably necessary to determine compliance with this paragraph.

          (d) WAIVER, AMENDMENTS, ETC. OFL shall not waive, modify, amend, supplement or consent to any waiver, modification, amendment of or supplement to, any of the provisions of any of the Transaction Documents without the prior written consent of Financial Security (i) unless, so long as no Insurer Default shall have occurred and be continuing, Financial Security shall have consented thereto in writing or (ii) if an Insurer Default shall have occurred and be continuing, which would adversely affect the interests of Financial Security.

          (e) ERISA. OFL shall not contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan, except that OFL may make such a contribution or incur such a liability provided that neither OFL nor any Commonly Controlled Entity will:

            (i) terminate any Plan so as to incur any material liability to the PBGC;

           (ii) knowingly participate in any "prohibited transaction" (as defined in ERISA) involving any Plan or Multiemployer Plan or any trust created thereunder which would subject any of them to a material tax or penalty on prohibited transactions imposed under Section 4975 of the Code or ERISA;

          (iii) fail to pay to any Plan or Multiemployer Plan any contribution which it is obligated to pay under the terms of such Plan or Multiemployer Plan, if such failure would cause such Plan to have any material Accumulated Funding Deficiency, whether or not waived; or

           (iv) allow or suffer to exist any occurrence of a Reportable Event, or any other event or condition, which presents a material risk of termination by the PBGC of any Plan or Multiemployer Plan, to the extent that the occurrence or nonoccurrence of such Reportable Event or other event or condition is within the control of it or any Commonly Controlled Entity.

          (f) INSOLVENCY. OFL shall not commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, consolidation or other relief with respect to the Seller or either Class GP Certificateholder or (B) seeking appointment of a receiver, trustee, custodian or other similar official for the Seller or for either Class GP Certificateholder. OFL shall not take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above.

                                   ARTICLE III

                  THE POLICIES; REIMBURSEMENT; INDEMNIFICATION

          Section 3.01. CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICIES. Financial Security agrees to issue the Policies subject to satisfaction of the conditions set forth below.

          (a) The obligation of Financial Security to issue the Policies is subject to the following having occurred or being true

(as the case may be): (i) Financial Security shall have received evidence satisfactory to it that the Seller shall have assigned, conveyed and transferred, or caused to be assigned, conveyed and transferred, the Initial Receivables to the Trust, (ii) the Seller shall have created a valid security interest in, and Lien on, the Receivables in favor of the Trust, (iii) the Trust shall have created a valid security interest in, and Lien on, the Indenture Property in favor of the Indenture Collateral Agent on behalf of the Indenture Trustee (on behalf of the Noteholders) and Financial Security
(iv) the initial Premium shall have been paid in accordance with Section 3.02 hereof, (v) the representations and warranties of the Trust, the Class GP Certificateholders, the Seller and of OFL and the Servicer set forth or incorporated by reference in this Agreement shall be true and correct on and as of the Closing Date, and (vi) each Transaction Document shall be in full force and effect and no Default thereunder shall have occurred and be continuing.

          (b) The obligation of Financial Security to issue the Policies is further subject to the condition precedent that Financial Security shall have received on the Closing Date, or, in its sole and absolute discretion, received the opportunity to review prior to and on the Closing Date, the following, each dated the Closing Date and in full force and effect on such date, except as otherwise provided herein, in form and substance satisfactory to Financial Security and its counsel:

            (i) a certificate of an Authorized Officer of each of the Seller and OFL stating that nothing has come to the attention of such entity to indicate that the Registration Statement or the Prospectus, on the date the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus on any date on which it was forwarded to the Underwriter for use in connection with the offering of the Notes and the Certificates contained, or on the Closing Date contains, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading;

           (ii) copies, certified to be true copies by an Authorized Officer of the Owner Trustee, of (i) the resolutions of the board of directors of the Owner Trustee authorizing the execution, delivery and performance by the Owner Trustee of this Agreement and each other Transaction Document to which the Owner Trustee is a party and all transactions and documents contemplated hereby and thereby, and of all other documents evidencing any other necessary action of the Owner Trustee (which certification shall state that such resolutions have not been modified, are in full force and effect and constitute the only resolutions adopted by the Owner Trustee's board of directors or any committee thereof with respect thereto and (ii) the Certificate of Trust, certified by the Secretary of State or other appropriate official of the State of Delaware;

          (iii) with respect to each Class GP Certificateholder, copies, certified to be true copies by an Authorized Officer of such Class GP Certificateholder, of (i) the resolutions of the board of directors of such Class GP Certificateholder authorizing the execution, delivery and performance of this Agreement and each other Transaction Document to which such Class GP Certificateholder is a party and all other transactions and documents evidencing any other necessary action of such Class GP Certificateholder (which certification shall state that such resolutions have not been modified, are in full force and effect and constitute the only resolutions adopted by such Class GP Certificateholder's board of directors or any committee thereof with respect thereto), (ii) the corporate charter of such Class GP Certificateholder and (iii) the by-laws, as amended, of such Class GP Certificateholder.

           (iv) copies, certified to be true copies by an Authorized Officer of the Seller, of (i) the resolutions of the board of directors of the Seller authorizing the execution, delivery and performance of this Agreement and each other Transaction Document to which the Seller is a party and all transactions and documents contemplated hereby and thereby, and of all other documents evidencing any other necessary action of the Seller (which certification shall state that such resolutions have not been modified, are in full force and effect and constitute the only resolutions adopted by the Seller's board of directors or any committee thereof with respect thereto), (ii) the corporate charter of the Seller and (iii) the by-laws, as amended, of the Seller;

            (v) copies, certified to be true copies by an Authorized Officer of OFL, of (i) the resolutions of the board of directors of OFL authorizing the execution, delivery and performance of this Agreement and each other Transaction Document to which OFL is a party and all other transactions and documents contemplated hereby and thereby, and of all documents evidencing any other necessary action of OFL (which certification shall state that such resolutions have not been modified, are in full force and effect and constitute the only resolutions adopted by OFL's board of directors or any committee thereof with respect thereto), (ii) the corporate charter of OFL and (iii) the by-laws, as amended, of OFL;

           (vi) a certificate of an Authorized Officer of the Owner Trustee stating that (i) all consents, licenses and approvals necessary for the Owner Trustee to execute, deliver and perform this Agreement, the other Transaction Documents to which the Owner Trustee is a party and all other documents and instruments on the part of the Owner Trustee to be delivered pursuant hereto or thereto have been obtained, and (ii) all such consents, licenses and approvals are in full force and effect, the Owner Trustee has not received any notice of any proceeding for the revocation of any such license, charter, permit or approval, and, to the Owner Trustee's knowledge, there is no threatened action or proceeding or any basis therefor;

          (vii) with respect to each Class GP Certificateholder, a certificate of an Authorized Officer of such Class GP Certificateholder stating that (i) all consents, licenses and approvals necessary for such Class GP Certificateholder to execute, deliver and perform this Agreement, the other Transaction Documents to which such Class GP Certificateholder is a party and all other documents and instruments on the part of such Class GP Certificateholder to be delivered pursuant hereto or thereto have been obtained, and (ii) all such consents, licenses and approvals are in full force and effect, such Class GP Certificateholder has not received any notice of any proceeding for the revocation of any such license, charter, permit or approval, and, to such Class GP Certificateholder's knowledge, there is no threatened action or proceeding or any basis therefor;

         (viii) a certificate of an Authorized Officer of the Seller stating that (i) all consents, licenses and approvals necessary for the Seller to execute, deliver and perform this Agreement, the other Transaction Documents to which the Seller is a party and all other documents and instruments on the part of the Seller to be delivered pursuant hereto or thereto have been obtained, and (ii) all such consents, licenses and approvals are in full force and effect, the Seller has not received any notice of any proceeding for the revocation of any such license, charter, permit or approval, and, to the Seller's knowledge, there is no threatened action or proceeding or any basis therefor;

           (ix)     a certificate of an Authorized Officer of OFL stating that
     (i) all consents, licenses and approvals necessary for OFL to execute, deliver and perform this Agreement, the other Transaction Documents to which OFL is a party and all other documents and instruments on the part of OFL to be delivered pursuant hereto or thereto have been obtained, and
     (ii) all such consents, licenses and approvals are in full force and effect, OFL has not received any notice of any proceeding for the revocation of any such license, charter, permit or approval, and, to OFL'S knowledge, there is no threatened action or proceeding or any basis therefor;

            (x) a certificate of an Authorized Officer of the Owner Trustee certifying (i) the names and true signatures of the officers of the Owner Trustee executing and delivering this Agreement, the other Transaction Documents to which the Owner Trustee is a party and the other documents to be executed and delivered by the Owner Trustee hereunder and thereunder,
     (ii) that approval by the Owner Trustee's equity holders of the execution and delivery of this Agreement, the other Transaction Documents and all other such documents to be executed and delivered, by the Owner Trustee hereunder, has been obtained or is not required, and (iii) that no action for the dissolution of the Owner Trustee has been adopted or contemplated and that no such proceedings have been commenced or are contemplated;

           (xi) with respect to each Class GP Certificateholder, a certificate of an Authorized Officer of such Class GP Certificateholder certifying (i) the names and true signatures of the officers of such Class GP Certificateholder executing and delivering this Agreement, the other Transaction Documents to which such Class GP Certificateholder is party and the other documents to be executed and delivered by such Class GP Certificateholder hereunder and thereunder, (ii) that approval of such Class GP Certificateholder stockholders of the execution and delivery of this Agreement, the other Transaction Documents and all other such documents to be executed and delivered, by such Class GP Certificateholder hereunder, has been obtained or is not required, and (iii) that no resolution for the dissolution of such Class GP Certificateholder has been adopted or contemplated and that no such proceedings have been commenced or are contemplated;

          (xii) a certificate of an Authorized Officer of the Seller certifying (i) the names and true signatures of the officers of the Seller executing and delivering this Agreement, the other Transaction Documents to which the Seller is a party and the other documents to be executed and delivered by the Seller hereunder and thereunder, (ii) that approval by the Seller's stockholder of the execution and delivery of this Agreement, the other Transaction Documents and all other such documents to be executed and delivered, by the Seller hereunder, has been obtained or is not required, and (iii) that no resolution for the dissolution of the Seller has been adopted or contemplated and that no such proceedings have been commenced or are contemplated;

         (xiii) a certificate of an Authorized Officer of OFL certifying (i) the names and true signatures of the officers of OFL executing and delivering this Agreement, the other Transaction Documents to which OFL is a party and the other documents to be executed and delivered by OFL hereunder and thereunder, (ii) that approval by OFL's stockholders of the execution and delivery of this Agreement, the other Transaction Documents and all other such documents to be executed and delivered, by OFL hereunder, has been obtained or is not required, and (iii) that no resolution for the dissolution of OFL has been adopted or contemplated and that no such proceedings have been commenced or are contemplated;

          (xiv) a certificate of an Authorized Officer of the Trust to the effect that (x) the representations and warranties of the Trust set forth or incorporated by reference in this Agreement are true and correct on and as of the Closing Date and (y) confirming that the conditions precedent set forth herein with respect to the Trust are satisfied;

           (xv) with respect to each Class GP Certificateholder, a certificate of an Authorized Officer of such Class GP Certificateholder to the effect that (x) the representations and warranties of such Class GP Certificateholder set forth or incorporated by reference int his Agreement are true and correct on and as of the Closing Date, and (y) confirming that the conditions precedent set forth herein with respect to such Class GP Certificateholder are satisfied;

          (xvi) a certificate of an Authorized Officer of the Seller to the effect that (x) the representations and warranties of the Seller set forth or incorporated by reference in this Agreement are true and correct on and as of the Closing Date and (y) confirming that the conditions precedent set forth herein with respect to the Seller are satisfied;

         (xvii) a certificate of an Authorized Officer of OFL to the effect that (x) the representations and warranties of OFL set forth or incorporated by reference in this Agreement are true and correct on and as of the Closing Date, and (y) confirming that the conditions precedent set forth herein with respect to OFL are satisfied;

        (xviii)     favorable opinions of counsel and special Texas counsel to the Seller and OFL in form and substance satisfactory to Financial Security and its counsel;

          (xix) a favorable opinion of counsel to each of the Trust, the Class GP Certificateholders, the Owner Trustee, the Indenture Trustee and the Collateral Agent and the Indenture Collateral Agent, in form and substance satisfactory to Financial Security and its counsel;

           (xx) evidence that amounts due and payable Financial Security under Section 3.02 of this Agreement have been paid or that acceptable provisions therefor have been made;

          (xxi)     a fully executed copy of each of the Transaction Documents;

         (xxii) evidence that all actions necessary or, in the opinion of Financial Security, desirable to perfect and protect the interests transferred by the Sale and Servicing Agreement, the liens and security interests created with respect to the Spread Account, the Liens and security interest created in favor of the Indenture Collateral Agent with respect to the Indenture Property pursuant to the Indenture, including, without limitation, the filing of any financing statements required by Financial Security or its counsel, have been taken;

        (xxiii)     a certificate or opinion of Independent Accountants
     addressed to Financial Security in form and substance satisfactory to Financial Security;

         (xxiv) evidence that the Seller shall have deposited, or caused to have been deposited, the deposits required under the Sale and Servicing Agreement and the Spread Account Agreement, and any other deposits required to be made on the Closing Date under the Transaction Documents to which the Seller is a party; and

          (xxv) such other documents, instruments, approvals (and, if requested by Financial Security, certified duplicates of executed copies thereof) or opinions as Financial Security may reasonably request.

          (c) ISSUANCE OF RATINGS. Financial Security shall have received confirmation that the risk secured by the Policies constitutes an investment grade risk by Standard and Poor's Corporation ("S&P") and an insurable risk by Moody's Investors Service, Inc. ("Moody's") and that the Class A-1 Notes, when issued, will be rated "A-1+" by S&P and "P-1" by Moody's, and that the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Certificates, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

          (d) DELIVERY OF DOCUMENTS. Financial Security shall have received evidence satisfactory to it that delivery has been made to the Trust or to a Custodian of the Receivable Files required to be so delivered pursuant to
Section 2.2 of the Sale and Servicing Agreement.

          (e) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing.

          (f) NO LITIGATION, ETC. No suit, action or other proceeding, investigation, or injunction or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction.

          (g) LEGALITY. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

          (h) SATISFACTION OF CONDITIONS OF UNDERWRITING AGREEMENT. All conditions in the Underwriting Agreement to the Underwriter's obligation to purchase the Notes and Certificates (other than the issuance of the Policies) shall have been concurrently satisfied.

          Section 3.02. PAYMENT OF FEES AND PREMIUM.

          (a) LEGAL FEES. On the Closing Date, OFL shall pay or cause to be paid legal fees and disbursements incurred by Financial Security in connection with the issuance of the Policies up to an amount not to exceed $20,000.00, plus disbursements.

          (b) RATING AGENCY FEES. The initial fees of S&P and Moody's with respect to the Notes and Certificates and the Transaction shall be paid by OFL in full on the Closing Date. All periodic and subsequent fees of S&P or Moody's with respect to, and directly allocable to, the Notes and Certificates shall be for the account of, shall be billed to, and shall be paid by OFL. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating the Notes or Certificates, in which case the cost for such agency shall be paid by OFL.

          (c) AUDITORS' FEES. In the event that Financial Security's auditors are required to provide information or any consent in connection with the Registration Statement fees therefor shall be paid by OFL. Any additional fees incurred by Financial Security after the Closing Date in respect of any additional consents shall be paid by OFL on demand.

          (d) PREMIUM. In consideration of the issuance by Financial Security of the Policies, OFL shall pay Financial Security the Premium and Premium Supplement, if any, as and when due in accordance with the terms of the Premium Letter. The Premium and Premium Supplement, if any, paid hereunder or under the Sale and Servicing Agreement shall be nonrefundable without regard to whether Financial Security makes any payment under the

Policies or any other circumstances relating to the Notes or the Certificates or provision being made for payment of the Notes or the Certificates prior to maturity. Although the Premium is fully earned by Financial Security as of the Closing Date, the Premium shall be payable in periodic installments as provided in the Premium Letter. Anything herein or in any of the Transaction Documents notwithstanding, upon the occurrence of an Event of Default, the entire outstanding balance of further installments of the Premium and Premium Supplement shall be immediately due and payable. All payments of Premium and Premium Supplement, if any, shall be made by wire transfer to an account designated from time to time by Financial Security by written notice to the Seller and OFL.

          Section 3.03. REIMBURSEMENT AND ADDITIONAL PAYMENT OBLIGATION. Each of OFL and the Trust agrees to pay to Financial Security as follows:

          (a) a sum equal to the total of all amounts paid by Financial Security under the Policies;

          (b) any and all charges, fees, costs and expenses which Financial Security may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) any accounts established to facilitate payments under the Policies to the extent Financial Security has not been immediately reimbursed on the date that any amount is paid by Financial Security under the Policies, (ii) the administration, enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation, proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any Affiliate thereof), restructuring or engaging in any protective measures or monitoring activities relating to any of the Transaction Documents, any party to any of the Transaction Documents or the Transaction, (iii) the foreclosure against, sale or other disposition of any collateral securing any obligations under any of the Transaction Documents or otherwise in the discretion of Financial Security, or pursuit of any other remedies under any of the Transaction Documents, to the extent such costs and expenses are not recovered from such foreclosure, sale or other disposition
(iv) any amendment, waiver or other action with respect to, or related to, any Transaction Document whether or not executed or completed, (v) preparation of bound volumes of the Transaction Documents, (vi) any review or investigation made by Financial Security in those circumstances where its approval or consent is sought under any of the Transaction Documents; (vii) any federal, state or local tax (other than taxes payable in respect of the gross income of Financial Security) or other governmental charge imposed in connection with the issuance of the Policies; and (viii) Financial Security reserves the right to charge a reasonable fee as a condition to executing any amendment, waiver or consent proposed in respect of any of the Transaction Documents (for the purpose of this paragraph (b), costs and expenses shall include a reasonable allocation of compensation and overhead attributable to time of employees of Financial Security spent in connection with the actions described in the foregoing clauses
(ii) and (iii));

          (c) interest on any and all amounts described in this Section 3.03 from the date payable to or paid by Financial Security until payment thereof in full, and interest on any and all amounts described in Section 3.02, in each case payable to Financial Security at the Late Payment Rate per annum; and

          (d) any payments made by Financial Security on behalf of, or advanced to, the Seller, OFL, the Indenture Trustee, the Owner Trustee or the Trust including, without limitation, any amounts payable by OFL in its capacity as Servicer or by the Trust, in respect of the Notes or the Certificates and any other amounts owed pursuant to any Transaction Documents; and any payments made by Financial Security as, or in lieu of, any servicing, administration, management, trustee, custodial, collateral agency or administrative fees payable, in the sole discretion of Financial Security to third parties in connection with the Transaction.

          All such amounts are to be immediately due and payable without demand. Financial Security shall notify OFL of amounts due hereunder.

          Section 3.04. CERTAIN OBLIGATIONS NOT RECOURSE TO OFL; RECOURSE TO TRUST PROPERTY.

          (a) Notwithstanding any provision of Section 3.03 to the contrary, the payment obligations provided in Section 3.03(a), b(iii) and (d) (to the extent of advances to the Trust in respect of distributions on the Certificates or to the Indenture Trustee in respect of payments on the Notes), in each case, to the extent that such payment obligations do not arise from any failure or default in the performance by OFL or the Seller of any of its obligations under the Transaction Documents, and any interest on the foregoing in accordance with
Section 3.03(c), shall not be recourse to OFL, but shall be payable in the manner and in accordance with priorities provided in the Sale and Servicing Agreement.

          (b) Financial Security covenants and agrees that it shall not be entitled to any payment from the Trust Property with respect to amounts owed under this Agreement other than as set forth in Section 4.6 and Section 9.1 of the Sale and Servicing Agreement and Section 5.06 of the Indenture.

          Section 3.05. INDEMNIFICATION.

          (a) INDEMNIFICATION BY OFL. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, OFL agrees to pay, and to protect, indemnify and save harmless, Financial Security and its officers, directors, shareholders, employees, agents and each Person, if any, who controls Financial Security within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the Transaction by reason of:

            (i) any statement, omission or action (other than of or by Financial Security) in connection with the offering, issuance, sale or delivery of the Notes or the Certificates;

           (ii) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Trust, either Class GP Certificateholder, the Seller or OFL in connection with the Transaction;

          (iii)     the violation by the Trust, either Class GP
     Certificateholder, the Seller or OFL of any federal, state or foreign law, rule or regulation, or any judgment, order or decree applicable to it;

           (iv) the breach by the Trust, either Class GP Certificateholder, the Seller or OFL of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Trust, either Class GP Certificateholder, the Seller or OFL, under any of the Transaction Documents of any event of default or any event which, with the giving of notice or the lapse of time or both, would constitute any event of default; or

            (v) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission
     (A) included in the Registration Statement or the Prospectus and furnished by Financial Security in writing expressly for use therein (all such information so furnished being referred to herein as "Financial Security Information"), it being understood that the Financial Security Information is limited to the information included under the caption "Financial Security Assurance Inc.," and the financial statements of Financial

     Security included in the Registration Statement or the Prospectus or (B) included in the information set forth under the caption "Underwriting" in the Prospectus.

          (b) CONDUCT OF ACTIONS OR PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against Financial Security, any officer, director, shareholder, employee or agent of Financial Security or any Person controlling Financial Security (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which indemnity may be sought from OFL hereunder, Financial Security shall promptly notify OFL in writing, and OFL shall assume the defense thereof, including the employment of counsel satisfactory to Financial Security and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; PROVIDED, HOWEVER, that the fees and expenses of such separate counsel shall be at the expense of OFL if (i) OFL has agreed to pay such fees and expenses, (ii) OFL shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to Financial Security in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Trust, the Class GP Certificateholders, the Seller or OFL, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Trust, either Class GP Certificateholder, the Seller or OFL (in which case, if the Indemnified Party notifies OFL in writing that it elects to employ separate counsel at the expense of OFL, OFL shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that OFL shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by Financial Security). OFL shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to it, but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which OFL shall have received notice in accordance with this subsection (c) OFL agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

          (c) CONTRIBUTION. To provide for just and equitable contribution if the indemnification provided by OFL is determined to be unavailable for any Indemnified Party (other than due to application of this Section), OFL shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of OFL, on the one hand, and the Indemnified Party, on the other hand.

          Section 3.06. PAYMENT PROCEDURE. In the event of the incurrence by Financial Security of any cost or expense or any payment by Financial Security for which it is entitled to be reimbursed or indemnified as provided above OFL agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to Financial Security. All payments to be made to Financial Security under this Agreement shall be made to Financial Security in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as Financial Security shall otherwise direct by written notice to OFL. In the event that the date of any payment to Financial Security or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to Financial Security under this Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

          Section 3.07. SUBROGATION. Subject only to the priority of payment provisions of the Sale and Servicing Agreement, each of the Trust, the Indenture Trustee, the Seller and OFL acknowledges that, to the extent of any payment made by Financial Security pursuant to the Policies, Financial Security is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Noteholders and the Certificateholders to any moneys paid or payable in respect of the Notes or the Certificates respectively under the Transaction Documents or otherwise. Each of the Trust, the Indenture Trustee, the Seller and OFL agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of Financial Security, are necessary to evidence such subrogation and to perfect the rights of Financial Security to receive any such moneys paid or payable in respect of the Notes or the Certificates under the Transaction Documents or otherwise.

                                   ARTICLE IV

                        FURTHER AGREEMENTS; MISCELLANEOUS

          Section 4.01. EFFECTIVE DATE; TERM OF AGREEMENT. This Agreement shall take effect on the Closing Date and shall remain in effect until the later of (a) such time as Financial Security is no longer subject to a claim under the Policies and the

Policies shall have been surrendered to Financial Security for cancellation and (b) all amounts payable to Financial Security, the Noteholders, and the Certificateholders under the Transaction Documents and under the Notes and the Certificates have been paid in full; PROVIDED, HOWEVER, that the provisions of Sections 3.02, 3.03, 3.04, 3.05, 3.06 and 4.03 hereof shall survive any termination of this Agreement.

          Section 4.02. FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. To the extent permitted by law, each of the Trust, each Class GP Certificateholder, the Seller and OFL agree that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as Financial Security may request and as may be required in Financial Security's judgment to effectuate the intention of or facilitate the performance of this Agreement.

          Section 4.03. OBLIGATIONS ABSOLUTE.

          (a) The obligations of the Trust, each Class GP Certificateholder, the Seller and OFL hereunder shall be absolute and unconditional, and shall be paid or performed strictly in accordance with this Agreement under all circumstances irrespective of:

            (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to any of the Transaction Documents, the Notes, the Certificates or the Policies; PROVIDED, that Financial Security shall not have consented to any such amendment, modification or waiver;

           (ii)     any exchange or release of any other obligations hereunder;

          (iii) the existence of any claim, setoff, defense, reduction, abatement or other right which the Trust, either Class GP
     Certificateholder, the Seller or OFL may have at any time against Financial Security or any other Person;

           (iv) any document presented in connection with the Policies proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (v) any payment by Financial Security under the Policies against presentation of a certificate or other document which does not strictly comply with terms of the Policies;

           (vi) any failure of the Seller or the Trust to receive the proceeds from the Sale of the Notes to receive the proceeds from the sale of the Certificates;

          (vii) any breach by the Trust, the Class GP Certificateholders, the Seller or OFL of any representation, warranty or covenant contained in any of the Transaction Documents; or

         (viii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of, the Trust, either Class GP Certificateholder, the Seller or OFL in respect of any Transaction Document.

          (b) The Trust, each Class GP Certificateholder, Seller and OFL and any and all others who are now or may become liable for all or part of the obligations of any of them under this Agreement agree to be bound by this Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents other than this Agreement; (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Trust, either Class GP Certificateholder, the Seller or OFL; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this
Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by Financial Security with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

          (c) Nothing herein shall be construed as prohibiting the Trust, either Class GP Certificateholder, Seller or OFL from pursuing any rights or remedies it may have against any other Person in a separate legal proceeding.

          Section 4.04. ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS.

          (a) This Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Trust, First Class GP Certificateholder, Second Class GP Certificateholder, the Seller nor OFL may assign its rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of Financial Security. Any assignment made in violation of this Agreement shall be null and void.

          (b) Financial Security shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policies upon such terms and conditions as Financial Security may in its discretion determine; PROVIDED, HOWEVER, that no such participation or reinsurance agreement or arrangement shall relieve Financial Security of any of its obligations hereunder or under the Policies.

          (c) In addition, Financial Security shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of Financial Security in connection therewith any rights of Financial Security under the Transaction Documents or with respect to any real or personal property or other interests pledged to Financial Security, or in which Financial Security has a security interest, in connection with the Transaction.

          (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Noteholder or Certificateholder (except to the extent provided herein and without limitation of their rights to receive payments with respect to the Trust Property, including without limitation payments under the respective Policies), other than Financial Security, against the Trust, either Class GP Certificateholder, the Seller, OFL or the Servicer, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Trustee, the Owner Trustee nor any Noteholder or Certificateholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by the Seller or OFL pursuant to

Section 3.02, 3.03 or 3.04 hereof (without limitation to the rights of the Noteholders and the Certificateholders to receive payments with respect to the Trust Property, as provided in the Indenture and the Trust Agreement).

          Section 4.05. LIABILITY OF FINANCIAL SECURITY. Neither Financial Security nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of the Policies by the Owner Trustee or the Indenture Trustee or for any acts or omissions of the Owner Trustee or the Indenture Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to Financial Security (or its Fiscal Agent) in connection with any claim under the Policies, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless Financial Security shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, Financial Security (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

                                    ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

          Section 5.01. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

          (a) any demand for payment shall be made under either of the Policies;

          (b) any representation or warranty made by the Trust, either of the Class GP Certificateholders, the Seller, OFL or the Servicer under any of the Related Documents, or in any certificate or report furnished under any of the Related Documents, shall prove to be untrue or incorrect in any material respect;

          (c) (i) the Trust, either Class GP Certificateholder, the Seller, OFL or the Servicer shall fail to pay when due any amount payable by the Seller, OFL or the Servicer under any of the Related Documents (other than payments of principal and interest on the Notes and the Certificates); (ii) the Trust, either Class GP Certificateholder, the Seller, OFL or the Servicer shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto; or (iii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto.

          (d) the Trust, either Class GP Certificateholder, the Seller, OFL or the Servicer shall fail to perform or observe any other covenant or agreement contained in any of the Related Documents (except for the obligations described under clause (b) or (c) above) and such failure shall continue for a period of 30 days after written notice given to the Trust, either Class GP Certificateholder, the Seller, OFL or the Servicer (as applicable); PROVIDED that, if such failure shall be of a nature that it cannot be cured within 30 days, such failure shall not constitute an Event of Default hereunder if within such 30-day period such party shall have given notice to Financial Security of corrective action it proposes to take, which corrective action is agreed in writing by Financial Security to be satisfactory and such party shall thereafter pursue such corrective action diligently until such default is cured;

          (e)  there shall have occurred an "Event of Default" as specified in
Section 6.01(i) or 6.01(ii) of the Senior Note Indenture or the unpaid principal amount of, premium, if any, and accrued and unpaid interest on the Securities (as defined in the Senior Note Indenture) shall have, upon the declaration of the holders of the Securities, as specified in Section 6.02 of the Senior Note Indenture, become immediately due and payable;

          (f) the Trust shall adopt a voluntary plan of liquidation or shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate the Trust insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming the Trust as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against the Trust under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against the Trust seeking liquidation of its assets and the Trust shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 30 days or there shall be appointed or the Trust consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Trust or the whole or any substantial part of its properties or assets, or the Trust shall take any corporate action in furtherance of any of the foregoing or the Trust terminates pursuant to Section 9.2 of the Trust Agreement;

          (g) the Trust becomes taxable as an association (or publicly traded partnership) taxable as a corporation for federal or state income tax purposes;

          (h) on any Distribution Date, the sum of Available Funds with respect to such Distribution Date and the amounts available in the Series 1996-B Spread Account (prior to any deposits into such Spread Account from Spread Accounts related to any other Series) and the amount that may be withdrawn from the

Reserve Account pursuant to Section 5.1 of the Sale and Servicing Agreement is less than the sum of the amounts payable on such Distribution Date pursuant to clauses (i) through (viii) of Section 4.6 of the Sale and Servicing Agreement;

          (i) any default in the observance or performance of any covenant or agreement of the Trust made in the Indenture (other than a default in the payment of the interest or principal on any Note when due) or any representation or warranty of the Trust made in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Trust and the Indenture Trustee by Financial Security, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied;

          (j) the Delinquency Ratio with respect to any Determination Date shall have been equal to or greater than 7%;

          (k) the Average Delinquency Ratio with respect to any Determination Date shall have been equal to or greater than 5%;

          (l) the Cumulative Default Rate shall be equal to or greater than (A) 3.69%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1996-B Closing Date, (B) 7.06%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1996-B Closing Date, (C) 9.82%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1996-B Closing Date,
(D) 12.04%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1996-B Closing Date, (E) 13.10%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1996-B Closing Date, (F) 14.44%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1996-B Closing Date, (G) 15.68%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1996-B Closing Date, (H) 16.65%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1996-B Closing Date, (I) 17.52%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1996-B Closing Date, (J) 18.27%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1996-B Closing Date,
(K) 18.81%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1996-B Closing Date, (L) 19.23%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1996-B Closing Date, (M) 19.57%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1996-B Closing Date, (N) 19.78%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1996-B Closing Date, (O) 20.00%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1996-B Closing Date,
(P) 20.16%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1996-B Closing Date, (Q) 20.25%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1996-B Closing Date, (R) 20.34%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1996-B Closing Date, (S) 20.39%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1996-B Closing Date, (T) 20.43%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1996-B Closing Date,
(U) 20.46%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1996-B Closing Date, (V) 20.48%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1996-B Closing Date, (W) 20.50%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1996-B Closing Date, or (X) 20.53%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1996-B Closing Date;

          (m)  the Cumulative Net Loss Rate shall be equal to or greater than
(A) 1.83%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1996-B Closing Date, (B) 3.36%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1996-B Closing Date, (C) 4.62%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1996-B Closing Date,
(D) 5.49%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1996-B Closing Date, (E) 5.97%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1996-B Closing Date, (F)

6.43%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1996-B Closing Date, (G) 6.80%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1996-B Closing Date, (H) 7.13%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1996-B Closing Date, (I) 7.37%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1996-B Closing Date, (J) 7.62%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1996-B Closing Date,
(K) 7.77%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1996-B Closing Date, (L) 7.92%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1996-B Closing Date, (M) 8.02%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1996-B Closing Date, (N) 8.12%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1996-B Closing Date, (O) 8.22%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1996-B Closing Date,
(P) 8.28%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1996-B Closing Date, (Q) 8.33%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1996-B Closing Date, (R) 8.37%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1996-B Closing Date, (S) 8.41%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1996-B Closing Date, (T) 8.43%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1996-B Closing Date,
(U) 8.46%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1996-B Closing Date, (V) 8.47%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1996-B Closing Date, (W) 8.49%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1996-B Closing Date, or (X) 8.51%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1996-B Closing Date;

          (n) the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement; or

          (o) the occurrence of an "Event of Default" under and as defined in any Insurance and Indemnity Agreement among Financial Security, OFL, the Seller and any other parties thereto, which "Event of Default" is not defined as a "Portfolio Performance Event of Default" in such Insurance and Indemnity Agreement.

          Section 5.02. REMEDIES; WAIVERS.

          (a) Upon the occurrence of an Event of Default, Financial Security may exercise any one or more of the rights and remedies set forth below:

            (i) declare the Premium Supplement to be immediately due and payable, and the same shall thereupon be immediately due and payable, whether or not Financial Security shall have declared an "Event of Default" or shall have exercised, or be entitled to exercise, any other rights or remedies hereunder;

           (ii) exercise any rights and remedies available under the Transaction Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of Controlling Party under the Transaction Documents; or

          (iii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to enforce performance of any obligation of the Trust, each Class GP Certificateholder, the Seller or OFL under the Transaction Documents; PROVIDED, HOWEVER, that Financial Security shall not be entitled hereunder to file any petition with respect to the Trust or the Trust Property under any bankruptcy or insolvency law.

          (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Financial Security to exercise any remedy reserved to Financial Security in this Article, it shall not be necessary to give any notice.

          (c) If any proceeding has been commenced to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to Financial Security, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of Financial Security shall continue as though no such proceeding had been instituted.

          (d) Financial Security shall have the right, to be exercised in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by Financial Security and delivered to the Seller and OFL. Any such waiver may only be effected in writing duly executed by Financial Security, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                   ARTICLE VI

                                  MISCELLANEOUS

          Section 6.01. AMENDMENTS, ETC. This Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

          Section 6.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or overnight carrier, personally delivered or telecopied (with confirmation by registered mail) to the recipient as follows:

          (a)  To Financial Security:

               Financial Security Assurance Inc.
               350 Park Avenue
               New York, New York  10022
               Attention:  Surveillance Department
               Confirmation:   (212) 826-0100
               Telecopy Nos.:  (212) 339-3518
                           (212) 339-3529

               (in each case in which notice or other communication to Financial Security refers to an Event of Default, a claim on either Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the

               Head--Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

          (b)  To the Seller:

               Olympic Receivables Finance Corp.
               7825 Washington Avenue South, Suite 410
               Minneapolis, Minnesota  55439-2435
               Telephone:   (612) 942-9888
               Telecopier:  (612) 942-6730

          (c)  To OFL:

               Olympic Financial Ltd.
               7825 Washington Avenue South
               Minneapolis, Minnesota  55439-2435
               Telephone:   (612) 942-9880
               Telecopier:  (612) 942-6730

          (d)  To First Class GP Certificateholder:

               Olympic First GP Inc.
               7825 Washington Avenue South
               Minneapolis, Minnesota  55439-2435
               Telephone:   (612) 942-9880
               Telecopier:  (612) 942-6730

          (e)  To Second Class GP Certificateholder:

               Olympic Second GP Inc.
               7825 Washington Avenue South
               Minneapolis, Minnesota  55439-2435
               Telephone:   (612) 942-9880
               Telecopier:  (612) 942-6730

          (f)  To the Trust:

               Olympic Automobile Receivables Trust, 1996-B
               c/o Mellon Bank (DE), National Association,
                 as Owner Trustee
               919 North Market Street, Second Floor
               Wilmington, Delaware 19801
               Attention:  Robert H. Bell
               Telephone:  (302) 421-2283
               Telecopier: (302) 421-2323


               with a copy to:

               Mellon Bank, National Association
               Two Mellon Bank Center
               Room 325
               Pittsburgh, Pennsylvania  15259

               Attention:  Kent Christman
               Telephone:  (412) 234-5737
               Telecopier: (412) 234-9196

          A party may specify an additional or different address or addresses by writing mailed or delivered to the other party as aforesaid. All such notices and other communications shall be effective upon receipt.

          Section 6.03. SEVERABILITY. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

          Section 6.04. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 6.05. CONSENT TO JURISDICTION.

          (a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES THERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE RELATED DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

          (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

          (c) Each of the Class GP Certificateholders, OFL and the Seller hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Class GP Certificateholders, the Seller and OFL agrees that service of such process upon such Person shall constitute personal service of such process upon it.

          (d) Nothing contained in the Agreement shall limit or affect Financial Security's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against the Seller or OFL or its property in the courts of any jurisdiction.

          Section 6.06. CONSENT OF FINANCIAL SECURITY. In the event that Financial Security's consent is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by Financial Security in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

          Section 6.07. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

          Section 6.08. HEADINGS. The headings of articles and sections and the table of contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to articles and sections in this Agreement refer to the corresponding articles and sections of this Agreement.

          Section 6.09. TRIAL BY JURY WAIVED. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

          Section 6.10. LIMITED LIABILITY. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Notes, the Certificates or the Policies, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

          Section 6.11. LIMITED LIABILITY OF MELLON BANK (DE), NATIONAL ASSOCIATION. It is expressly understood and agreed by the parties hereto that
(a) this Agreement is executed and delivered by Mellon Bank (DE), National Association, not individually or personally but solely as Owner Trustee on behalf of the Trust, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Mellon Bank (DE), National Association, but are made and intended for the purpose of binding only the Trust Estate, (c) nothing herein contained shall be construed as creating any liability on Mellon Bank (DE), National Association, individually or personally, to perform any covenant of the Trust either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under such parties and
(d) under no circumstances shall Mellon Bank (DE), National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

          Section 6.12. ENTIRE AGREEMENT. This Agreement and the Policies set forth the entire agreement between the parties with respect to the subject matter thereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Insurance and Indemnity Agreement, all as of the day and year first above written.

                              FINANCIAL SECURITY ASSURANCE INC.

                              By:
                                 Name:
                                 Title:  Authorized Officer

                              OLYMPIC AUTOMOBILE RECEIVABLES
                                TRUST, 1996-B

                              By:  Mellon Bank (DE), National Association,
                                   not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement

                                   By:
                                      Name:  E.D. Renn
                                      Title:    Vice President

                              OLYMPIC FIRST GP INC.

                              By:
                                Name:  John A. Witham
                                Title:    Vice President and Chief
                                          Financial Officer

                              OLYMPIC SECOND GP INC.

                              By:
                                Name:  John A. Witham
                                Title:    Vice President and Chief
                                          Financial Officer

                              OLYMPIC FINANCIAL LTD.

                              By:
                                Name:  John A. Witham
                                Title:  Executive Vice President and
                                        Chief Financial Officer

                              OLYMPIC RECEIVABLES FINANCE CORP.

                              By:
                                Name:  John A. Witham
                                Title:  Senior Vice President and
                                        Chief Financial Officer

                       INSURANCE AND INDEMNITY AGREEMENT

                                     among

                       FINANCIAL SECURITY ASSURANCE INC.,

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-B,

                              OLYMPIC FIRST GP INC.,

                              OLYMPIC SECOND GP INC.,

                         OLYMPIC RECEIVABLES FINANCE CORP.

                                      and

                             OLYMPIC FINANCIAL LTD.

                            Dated as of June 14, 1996


                   Olympic Automobile Receivables Trust, 1996-B

          5.39% Class A-1 Money Market Automobile Receivables-Backed Notes

                6.00% Class A-2 Automobile Receivables-Backed Notes

                6.50% Class A-3 Automobile Receivables-Backed Notes

                6.70% Class A-4 Automobile Receivables-Backed Notes

                6.90% Class A-5 Automobile Receivables-Backed Notes

                6.90% Automobile Receivables-Backed Certificates

                               TABLE OF CONTENTS

                                                                            Page

                                   ARTICLE I

                                  DEFINITIONS

 Section 1.01.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . .   2

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

 Section 2.01.  Representations and Warranties of the Trust. . . . . . . . .   8
 Section 2.02.  Affirmative Covenants of the Trust . . . . . . . . . . . . .  11
 Section 2.03.  Negative Covenants of the Trust. . . . . . . . . . . . . . .  17
 Section 2.04.  Representations and Warranties of OFL and of the Class GP
                Certificateholders . . . . . . . . . . . . . . . . . . . . .  18
 Section 2.05.  Affirmative Covenants of OFL and each Class GP
                Certificateholder. . . . . . . . . . . . . . . . . . . . . .  21
 Section 2.06.  Negative Covenants of OFL and each Class GP  . . . . . . . .  25
                Certificateholder
 Section 2.07.  Representations and Warranties of OFL and the Seller . . . .  27
 Section 2.08.  Affirmative Covenants of OFL and the Seller. . . . . . . . .  31
 Section 2.09.  Negative Covenants of OFL and the Seller . . . . . . . . . .  36
 Section 2.10.  Representations and Warranties of OFL. . . . . . . . . . . .  38
 Section 2.11.  Affirmative Covenants of OFL . . . . . . . . . . . . . . . .  40
 Section 2.12.  Negative Covenants of OFL. . . . . . . . . . . . . . . . . .  43

                                   ARTICLE III

                  THE POLICIES; REIMBURSEMENT; INDEMNIFICATION

 Section 3.01.  Conditions Precedent to Issuance of the Policies . . . . . .  45
 Section 3.02.  Payment of Fees and Premium. . . . . . . . . . . . . . . . .  51
 Section 3.03.  Reimbursement and Additional Payment Obligation. . . . . . .  51
 Section 3.04.  Certain Obligations Not Recourse to OFL; Recourse to
                Trust Property . . . . . . . . . . . . . . . . . . . . . . .  52
 Section 3.05.  Indemnification. . . . . . . . . . . . . . . . . . . . . . .  53
 Section 3.06.  Payment Procedure. . . . . . . . . . . . . . . . . . . . . .  54
 Section 3.07.  Subrogation. . . . . . . . . . . . . . . . . . . . . . . . .  55

                                   ARTICLE IV

                        FURTHER AGREEMENTS; MISCELLANEOUS

 Section 4.01.  Effective Date; Term of Agreement. . . . . . . . . . . . . .  55

                                                                            Page

 Section 4.02.  Further Assurances and Corrective Instruments. . . . . . . .  55
 Section 4.03.  Obligations Absolute . . . . . . . . . . . . . . . . . . . .  56
 Section 4.04.  Assignments; Reinsurance; Third-Party Rights . . . . . . . .  57
 Section 4.05.  Liability of Financial Security. . . . . . . . . . . . . . .  58

                                    ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

 Section 5.01.  Events of Default. . . . . . . . . . . . . . . . . . . . . .  58
 Section 5.02.  Remedies; Waivers. . . . . . . . . . . . . . . . . . . . . .  62

                                   ARTICLE VI

                                  MISCELLANEOUS

 Section 6.01.  Amendments, Etc. . . . . . . . . . . . . . . . . . . . . . .  63
 Section 6.02.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . .  63
 Section 6.03.  Severability . . . . . . . . . . . . . . . . . . . . . . . .  65
 Section 6.04.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . .  65
 Section 6.05.  Consent to Jurisdiction. . . . . . . . . . . . . . . . . . .  65
 Section 6.06.  Consent of Financial Security. . . . . . . . . . . . . . . .  66
 Section 6.07.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . .  66
 Section 6.08.  Headings . . . . . . . . . . . . . . . . . . . . . . . . . .  66
 Section 6.09.  Trial by Jury Waived . . . . . . . . . . . . . . . . . . . .  67
 Section 6.10.  Limited Liability. . . . . . . . . . . . . . . . . . . . . .  67
 Section 6.11.  Limited Liability of Mellon Bank (DE), National Association.  67
 Section 6.12.  Entire Agreement . . . . . . . . . . . . . . . . . . . . . .  67